THE OAKMARK FUND

THE OAKMARK
SELECT FUND

THE OAKMARK SMALL
CAP FUND

THE OAKMARK EQUITY
AND INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL FUND

THE OAKMARK
INTERNATIONAL SMALL
CAP FUND

ANNUAL REPORT
SEPTEMBER 30, 2002

ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

2002 ANNUAL REPORT

LETTER FROM THE PRESIDENT                                                  1

SUMMARY INFORMATION                                                        2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                         4

THE OAKMARK FUND
   Letter from the Portfolio Managers                                      6
   Schedule of Investments                                                 7

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                     11
   Schedule of Investments                                                12

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers                                     14
   Schedule of Investments                                                16

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                     20
   Schedule of Investments                                                22

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                     28
   Global Diversification Chart                                           30
   Schedule of Investments                                                31

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS         35

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                     37
   International Diversification Chart                                    38
   Schedule of Investments                                                39

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                     44
   International Diversification Chart                                    45
   Schedule of Investments                                                46

FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                   50
   Statements of Operations                                               52
   Statements of Changes in Net Assets                                    54
   Notes to Financial Statements                                          61

TRUSTEES AND OFFICERS                                                     79

OAKMARK PHILOSOPHY AND PROCESS                                            82

THE OAKMARK GLOSSARY                                                      83

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 449-6274.

Turn to the end of this report to read about Oakmark's Philosophy and Process and look up financial terms in the Oakmark Glossary.

LETTER FROM THE PRESIDENT

DEAR FELLOW SHAREHOLDERS,

This past quarter was extremely difficult for all equity investors. The Dow(1), S&P 500(2), and NASDAQ(3) all posted double-digit losses for the second consecutive quarter. While the Funds' relative performance has held up in the face of significant declines this year, our absolute returns are not in line with our long-term goal of positive rates of return.

THE MARKET

The market continued to be very volatile over the past few months, and investors faced a range of complex issues. On the plus side, hope grew that the economy and stock prices may be improving, while negative factors included high profile company-specific problems, uncertain profit forecasts, and the threat of war with Iraq.

Without overlooking these issues, we attribute the market's weakness primarily to an emotional exodus from equities as a whole and NOT to an unacceptably large number of new fundamental problems. Like many, we continue to find values in today's market and believe that this downward stock price pressure is symptomatic more of the END of a bear market, rather than the BEGINNING.

With very low interest rates and expectations of improving economic conditions in 2003 and 2004, we maintain that equities will provide attractive long-term returns versus other asset classes. Over time, economic growth drives corporate earnings, which in turn power the long-term performance of the stock market.

CORPORATE GOVERNANCE

One of our three key investment tenets is to invest with company managements whose interests are aligned with us, as shareholders. Adhering to this principle allowed us to avoid a number of recent well-publicized company-specific problems. It is important, however, that the concerns surrounding executive compensation, stock options, and excessive retirement packages be addressed.

We have and will continue to invest in companies that strike the appropriate balance between providing strong incentives for management and overall corporate profitability and integrity. Stock options should be expensed so that they are more accurately reflected as a "cost" of compensation. In addition, compensation packages should be rational, and retirement benefits should reward excellent long-term leadership, but at sensible levels. Periods of excess often uncover problems--and then lead to solutions that benefit all long-term investors. We believe that the market will also be self-correcting with management compensation.

[PHOTO]

EVALUATE YOUR EQUITY ALLOCATION

As we saw in late 1999 and early 2000 -- and as we see today--investors are often most optimistic when the market climbs to new highs and are most pessimistic when it tumbles significantly. Bear markets can trigger exaggerated, emotional behavior--causing equities to become significantly undervalued--as much as stocks in bull markets become overvalued. We continue to direct our efforts to what we've always done: invest in quality companies that we believe are undervalued and have significant long-term potential and focus on the rigors of our investment process rather than respond to the market emotionally.

While exiting equities may seem tempting today, you should consider remaining invested--or increasing your equity position to return to levels before this correction--if you have a long investment horizon. Even if the benefits of equity investing are difficult to appreciate now, we remain confident in the long-term positioning of our Funds and encourage you to stick with your financial plan.

An important part of achieving above-average long-term investment results is investing against the emotional tide, not with it. We look forward to better times ahead.

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT AND CEO

P.S. In our continuing efforts to provide top quality service to investors, you may now open new Oakmark accounts on our web site, www.oakmark.com. We hope that this makes investing in our funds even easier for you.

October 4, 2002

THE OAKMARK FAMILY OF FUNDS

SUMMARY INFORMATION

                                  THE OAKMARK                        THE OAKMARK                           THE OAKMARK
PERFORMANCE FOR                       FUND                              SELECT                              SMALL CAP
PERIOD ENDED                                                             FUND                                  FUND
SEPTEMBER 30, 2002(4)               (OAKMX)                            (OAKLX)                                (OAKSX)
---------------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                             -16.60%                           -15.58%                                -22.01%

6 MONTHS*                             -23.57%                           -22.41%                                -27.36%

1 YEAR                                -11.77%                           -13.85%                                 -3.23%

AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                             -0.59%                             10.49%                                  1.75%

   5 YEAR                              0.35%                             12.70%                                 -3.02%

   10 YEAR                            12.15%                               N/A                                    N/A

   SINCE INCEPTION                    16.10%                             20.21%                                  8.37%

   VALUE OF $10,000
   FROM INCEPTION DATE               $52,927                            $29,720                                $17,445
                                     (8/5/91)                          (11/1/96)                              (11/1/95)

TOP FIVE                   Washington                          Washington                        Hanger Orthopedic Group
HOLDINGS AS OF              Mutual, Inc.             3.7%       Mutual, Inc.           17.8%      Group, Inc.               4.3%
SEPTEMBER 30, 2002(5)      H&R Block, Inc.           3.1%      H&R Block, Inc.          8.6%     Tupperware
                           AOL Time Warner Inc.      2.4%      Yum! Brands, Inc.        5.4%      Corporation               4.0%
COMPANY AND % OF TOTAL     General Mills, Inc.       2.4%      Moody's Corporation      5.1%     eFunds Corporation         3.5%
NET ASSETS                 Fortune Brands, Inc.      2.4%      The Dun & Bradstreet              Checkpoint
                                                                Corporation             4.7%      Systems, Inc.             3.5%
                                                                                                 Ralcorp Corporation        3.5%

TOP FIVE                   Retail                   14.3%     Banks & Thrifts          17.8%     Medical Products           7.4%
INDUSTRIES AS OF           Pharmaceuticals          10.6%     Retail                   16.5%     Computer Software          6.7%
SEPTEMBER 30, 2002         Other Consumer                     Other Consumer                     Food & Beverage            6.3%
                            Goods & Services         7.8%      Goods & Services        13.1%     Banks & Thrifts            5.9%
INDUSTRIES AND % OF TOTAL  Food & Beverage           6.4%     Information Services      9.8%     Other Consumer
NET ASSETS                 Cable Systems &                    Computer Services         5.3%      Goods & Services          5.1%
                            Satellite TV             6.2%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* NOT ANNUALIZED

                                        THE OAKMARK                      THE OAKMARK
PERFORMANCE FOR                          EQUITY AND                         GLOBAL
PERIOD ENDED                            INCOME FUND                          FUND
SEPTEMBER 30, 2002(4)                     (OAKBX)                          (OAKGX)
-------------------------------------------------------------------------------------------
3 MONTHS*                                   -8.57%                          -17.70%

6 MONTHS*                                  -11.49%                          -23.13%

1 YEAR                                      -0.47%                            6.84%

AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                   10.50%                            8.81%

   5 YEAR                                    9.80%                            N/A

   10 YEAR                                    N/A                              N/A

   SINCE INCEPTION                          13.24%                            5.46%(6)

   VALUE OF $10,000
   FROM INCEPTION DATE                     $23,640                          $11,828
                                          (11/1/95)                         (8/4/99)

TOP FIVE                   Burlington                        eFunds Corporation     6.5%
HOLDINGS AS OF              Resources Inc.          3.3%     Vivendi Universal SA   6.3%
SEPTEMBER 30, 2002(5)      SAFECO Corporation       3.0%     Synopsys, Inc.         4.8%
                           Guidant Corporation      2.5%     Hunter Douglas N.V.    4.3%
COMPANY AND % OF TOTAL     Synopsys, Inc.           2.4%     Liberty Media
NET ASSETS                 Ceridian Corporation     2.4%      Corporation,
                                                              Class A               4.1%


TOP FIVE                   U.S. Government                   Information Services   9.9%
INDUSTRIES AS OF            Notes                  37.9%     Banks and Thrifts      7.6%
SEPTEMBER 30, 2002         Oil & Natural Gas        6.3%     Computer Software      7.2%
                           Medical Products         5.2%     Broadcasting &
INDUSTRIES AND % OF TOTAL  Retail                   4.6%      Programming           6.6%
NET ASSETS                 Pharmaceuticals          4.5%     Diversified
                                                              Conglomerates         6.3%

                                    THE OAKMARK                   THE OAKMARK
PERFORMANCE FOR                    INTERNATIONAL                 INTERNATIONAL
PERIOD ENDED                            FUND                     SMALL CAP FUND
SEPTEMBER 30, 2002(4)                 (OAKIX)                       (OAKEX)
--------------------------------------------------------------------------------------
3 MONTHS*                              -22.93%                       -22.25%

6 MONTHS*                              -24.64%                       -20.30%

1 YEAR                                  -1.53%                        4.68%

AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                               -0.75%                        -1.75%

   5 YEAR                                0.07%                         2.93%

   10 YEAR                               8.85%                         N/A

   SINCE INCEPTION                       8.85%                         5.66%

   VALUE OF $10,000
   FROM INCEPTION DATE                 $23,365                       $14,641
                                      (9/30/92)                     (11/1/95)

TOP FIVE                   GlaxoSmithKline plc     4.5%    Kobenhavns
HOLDINGS AS OF             Vivendi Universal SA    3.5%     Lufthavne A/S         4.6%
SEPTEMBER 30, 2002(5)      Wolters Kluwer NV       3.1%    Carpetright plc        4.4%
                           Hunter Douglas N.V.     3.0%    Gurit-Heberlein AG     4.0%
COMPANY AND % OF TOTAL     Givaudan                3.0%    Neopost SA             3.8%
NET ASSETS                                                 Grupo Aeroportuario
                                                            del Sureste S.A. de
                                                            C.V.                  3.5%

TOP FIVE                   Pharmaceuticals         9.6%    Retail                10.4%
INDUSTRIES AS OF           Food & Beverage         8.4%    Airport Maintenance    8.1%
SEPTEMBER 30, 2002         Banks & Thrifts         7.5%    Food & Beverage        6.4%
                           Publishing              6.7%    Banks & Thrifts        5.9%
INDUSTRIES AND % OF TOTAL  Other Financial         5.6%    Machinery &
NET ASSETS                                                  Industrial Processing  5.4%

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, WE LOOK FOR STOCKS WITH PRICES LESS THAN 60% OF INTRINSIC VALUE, with intrinsic value that is likely to grow and with management that acts in the interest of outside shareholders. The combination of these factors creates our biggest competitive advantage--the ability to be more patient than most investors.

[PHOTO]

Last quarter was brutal! As measured by the 17% decline in the S&P 500(2), the market lost more last quarter than in any quarter in the past fifteen years--and this quarter followed a couple of very tough years. The NEW YORK TIMES publishes daily a list of the twenty most widely held stocks and shows their recent performance. That list shows an average loss of 38% over the last year and 58% since the March 2000 peak. Back at the peak, research reports were arguing that stocks would go higher, primarily because they had gone up so much already, which sounded backwards to us. This week I read a report on one of our holdings that used the same rear-view mirror logic: "We have lowered our price objective based on the recent weakness in the stock." Effectively, the shell-shocked analyst is saying that his model projects a price that makes the stock look too attractive, so he is going to ignore the model. Media reports are not any better as story after story points out that over the past five years, the average equity investor has lost money, and then goes on to question why anyone would own stocks today. Those articles are like the weather forecast made by Bill Murray's character, Phil Connors, in GROUNDHOG DAY: "It's gonna be cold... it's gonna be gray... and it's gonna last for the rest of your life!"

As we watch the market go down, seemingly every day, it's hard to keep the perspective that business values are much more stable than are stock prices. Just as business value growth did not match the 250% gain the S&P 500 achieved from 1995 to March of 2000, business values have not subsequently declined 45% as the S&P 500 has. The observation that business values are relatively stable (but generally grow over time) leads to our conclusion that the more extreme stock price moves become, the more likely they are to reverse. As the bull market of the 90's neared its end, investor surveys showed expectations of long-term annual percentage gains in the teens. We all knew that was not achievable. Now, after the market has fallen sharply, return expectations have also fallen, with many investors now uncomfortable projecting future returns greater than zero. Historical returns and future returns necessarily have an inverse relationship. The more stock prices fall, the greater the opportunity is for above-average returns.

John Burr Williams was one of the first to represent mathematically the value of a stock as the present worth of all its future dividends. In his 1938 classic THE THEORY OF INVESTMENT VALUE he states:

     "If a man buys a security below its investment value he need never lose, even if its price should fall at once, because he can still hold for income and get a return above normal on his cost price; but if he buys it above its investment value, his only hope of avoiding a loss is to sell to someone else who must in turn take the loss in the form of insufficient income."

     "If marginal opinion, not intrinsic value, determines market price, as claimed in this book, and if changes in opinion, but nothing else, cause changes in price, then those who trade in the market for a living will find herein a philosophy of their work."

That approach defines value investing--estimating the intrinsic value of businesses and only purchasing them when negative opinions cause prices to reach discounts to value. Value investing is what we do across The Oakmark Family of Funds. The basic premise of value investing is that the return achieved while owning a stock can be broken down into two components: the change in business value during the holding period, and the change in the stock price relative to its business value. We attempt to identify stocks selling below 60% of business value, anticipating that the narrowing of the price-to-value gap will be a significant positive contributor to our return.

All value investors share this basic approach of buying at a discount to value, but how value is estimated differs widely. Benjamin Graham was one of the early developers of the value investing style. In his book with David Dodd, SECURITY ANALYSIS, he states that "asset values are virtually ignored in the stock market." He considered the best investment opportunities to be "those cases in which the market price ... is less than the net current assets."


[SIDENOTE]

HIGHLIGHTS

-    Business values are much more stable than are stock prices.

- We estimate the highest price a buyer could pay to own a business and still earn an adequate return, and then we buy at 60% of that number.

- Owning stocks that sell below our intrinsic value estimate provides a margin of safety.

Following Graham's work, a generation of value investors focused on the balance sheet and accounting book value as the primary indicator of intrinsic value.

One of Graham's students, Warren Buffett, is generally viewed as today's most successful value investor. Buffett broadened the value investing perspective. In his 1996 Berkshire Hathaway annual report he wrote: "My own thinking has changed drastically from thirty five years ago when I was taught to favor tangible assets and to shun businesses whose value depended largely upon economic goodwill. Ultimately, business experience, direct and vicarious, produced my present strong preference for businesses that possess large amounts of enduring goodwill and that utilize a minimum of tangible assets."

With this approach, value investors moved from a balance sheet focus to an income statement focus. The intangible assets Buffett looks for don't get included on the balance sheet but represent competitive advantage that allows companies to sustainably earn high returns on equity. Using that thought process, the P/E(7) ratio became the favorite metric of most value investors for estimating business values.

At The Oakmark Family we are not believers in a "one size fits all" approach to estimating business values. For some companies, a book value(8) or asset value based approach provides a good estimate of value. Natural resource companies, such as Burlington Resources, are a good example--a large number of transactions suggest that there is a fairly consistent price paid per MCF of natural gas. On the other hand, an asset-based approach would be nearly useless for valuing the consistently growing tax preparation business of H&R Block. For H&R Block, a price-to-earnings ratio is much more useful than a price-to-book(9) ratio for estimating value. And for a company in many different businesses, like AOL Time Warner, we value each business unit using the measure we find most appropriate, sum up all the values, then deduct net debt to reach an estimate of the equity value.

What we do on an industry-by-industry and company-by-company basis is to look at acquisitions to gauge the most appropriate summary statistic for estimating business value. For any given business, book value, earnings, cashflow, sales, subscribers, or barrels of oil might give the best indication of value. For a different business, a different measure may be most useful. When we develop the rules-of-thumb that explain previous acquisition prices, we apply them to the stocks we are analyzing. For each stock we try to figure out the highest price a buyer could pay to own the entire business and still earn an adequate return on their investment. Then we wait for the stock to sell below 60% of that value. When prices of the stocks we already own exceed 90% of our value estimates, we sell them.

Benjamin Graham summed up his investing approach with the phrase "margin-of-safety." Owning stocks that sell below intrinsic value provides a margin-of-safety that "is available for absorbing the effect of miscalculating or worse than average luck." Buying below intrinsic value not only lowers the risk, it increases the expected return. When we succeed at buying at 60% and selling at 90% of value, we achieve a return on our investment of not just the growth in business value, but an additional 50%. Our long-term track record shows that despite many mistakes, we have achieved above average returns with below average risk. We believe the primary reason behind this result is our disciplined approach to purchasing only undervalued stocks.

/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

October 3, 2002

THE OAKMARK FUND
REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO]

The Oakmark Fund declined 17% last quarter, which took our fiscal year results into negative territory by 12%. The loss in the quarter was only fractionally better than the 17% loss suffered by the S&P 500, but the fiscal year results compare favorably to the S&P 500 loss of 20%. The pain of this decline has caused many investors to give up on stocks. The stock market is down nearly 50% from its peak. Stocks now appear significantly undervalued using the Fed model (which compares P/E(7) ratios to long-term government bond yields); the dividend yield on the S&P 500 exceeds the yield on Treasury bills for the first time since 1963; and money-market fund assets compared to the market value of stocks is at the highest level ever recorded. Those data points are much more typical of market bottoms than tops. Many stocks have now fallen to our buy targets, and we continue to add new holdings that have the business fundamentals of growth companies, but the valuation levels of value stocks. All of our new holdings are discussed on our website (www.oakmark.com). The new holding discussed below is not singled out because of higher confidence in it, but rather because it is an exception to our belief that most large technology companies continue to be fully valued.

SUN MICROSYSTEMS (SUNW--$2.59)

Two years ago, Sun reached a high of $65, which we thought was silly because that was over 125 times earnings, nearly 30 times book value(8) and 13 times sales. As a leading supplier of servers and workstations, the last two years have been extremely disappointing for Sun's business. However, Sun continues to have a $12 billion sales base, and their Solaris operating system is unmatched for high-end servers. Today, Sun sells at a slight premium to tangible book value and has net cash of more than half its stock price. Net of its cash, Sun sells at about one-third of sales and less than three times its annual R&D spending. Sun probably won't return to a $65 price during our lifetime, but that is irrelevant to the investment decision today. At $2.59, we believe Sun is now selling at less than 60% of business value and, from this level, is likely to achieve above-average returns.

Best wishes,

/s/ William C. Nygren         /s/ Kevin Grant

WILLIAM C. NYGREN, CFA        KEVIN GRANT, CFA
Portfolio Manager             Portfolio Manager
bnygren@oakmark.com           kgrant@oakmark.com

October 3, 2002

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(2)

[CHART]

                     THE OAKMARK FUND          S & P 500
  8/1/91                   $10,000             $10,000
12/31/91                   $13,020             $10,909
 3/31/92                   $14,690             $10,634
 6/30/92                   $15,230             $10,836
 9/30/92                   $16,800             $11,178
12/31/92                   $19,386             $11,741
 3/31/93                   $20,927             $12,253
 6/30/93                   $21,494             $12,313
 9/30/93                   $23,095             $12,631
12/31/93                   $25,300             $12,924
 3/31/94                   $24,242             $12,434
 6/30/94                   $24,951             $12,486
 9/30/94                   $26,663             $13,097
12/31/94                   $26,138             $13,095
 3/31/95                   $28,539             $14,370
 6/30/95                   $30,303             $15,741
 9/30/95                   $32,841             $16,992
12/31/95                   $35,134             $18,015
 3/31/96                   $36,386             $18,982
 6/30/96                   $37,661             $19,834
 9/30/96                   $37,945             $20,447
12/31/96                   $40,828             $22,152
 3/31/97                   $42,456             $22,746
 6/30/97                   $48,917             $26,716
 9/30/97                   $52,009             $28,717
12/31/97                   $54,132             $29,542
 3/31/98                   $59,517             $33,663
 6/30/98                   $57,909             $34,775
 9/30/98                   $49,899             $31,316
12/31/98                   $56,155             $37,985
 3/31/99                   $55,888             $39,877
 6/30/99                   $62,332             $42,688
 9/30/99                   $53,882             $40,023
12/31/99                   $50,277             $45,977
 3/31/00                   $45,767             $47,032
 6/30/00                   $46,950             $45,783
 9/30/00                   $49,815             $45,339
12/31/00                   $56,201             $41,791
 3/31/01                   $60,342             $36,837
 6/30/01                   $65,927             $38,993
 9/30/01                   $59,986             $33,269
12/31/01                   $66,479             $36,824
 3/31/02                   $69,250             $36,926
 6/30/02                   $63,463             $31,979
 9/30/02                   $52,927             $26,454

                                                 AVERAGE ANNUAL TOTAL RETURNS(4)

                                               (AS OF 9/30/02)
                      TOTAL RETURN  1-YEAR    5-YEAR    10-YEAR    SINCE
                     LAST 3 MONTHS*                              INCEPTION
                                                                  (8/5/91)
---------------------------------------------------------------------------
OAKMARK FUND             -16.60%    -11.77%     0.35%    12.15%    16.10%
S&P 500                  -17.28%    -20.49%    -1.63%     8.99%     9.11%
Dow Jones Average(1)     -17.33%    -12.48%     0.81%    11.11%    11.03%
Lipper Large Cap         -18.65%    -19.61%    -1.77%     8.49%     8.70%
Value Index(10)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                                              SHARES HELD            MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5%

FOOD & BEVERAGE--6.4%
    General Mills, Inc.                                             1,755,000     $        77,957,100
    Kraft Foods Inc.                                                1,895,000              69,091,700
    H.J. Heinz Company                                              1,910,000              63,736,700
                                                                                  -------------------
                                                                                          210,785,500

HOUSEHOLD PRODUCTS--2.4%
    The Clorox Company                                              1,390,200     $        55,858,236
    Newell Rubbermaid, Inc.                                           775,000              23,924,250
                                                                                  -------------------
                                                                                           79,782,486

OTHER CONSUMER GOODS & SERVICES--7.8%
    H&R Block, Inc.                                                 2,453,300     $       103,063,133
    Fortune Brands, Inc.                                            1,645,600              77,820,424
    Mattel, Inc.                                                    3,216,300              57,925,563
    Cendant Corporation (a)                                         1,895,100              20,391,276
                                                                                  -------------------
                                                                                          259,200,396

BROADCASTING & PROGRAMMING--2.5%
    Liberty Media Corporation, Class A (a)                          8,201,400     $        58,886,052
    The Walt Disney Company                                         1,500,000              22,710,000
                                                                                  -------------------
                                                                                           81,596,052

BUILDING MATERIALS & CONSTRUCTION--1.9%
    Masco Corporation                                               3,133,000     $        61,250,150

CABLE SYSTEMS & SATELLITE TV--6.2%
    AOL Time Warner Inc. (a)                                        6,766,600     $        79,169,219
    General Motors Corporation, Class H
       (Hughes Electronics Corporation) (a)                         5,100,000              46,665,000
    EchoStar Communications Corporation (a)                         2,475,000              42,817,500
    Comcast Corporation (a)                                         1,800,000              37,548,000
                                                                                  -------------------
                                                                                          206,199,719

HARDWARE--2.1%
    The Black & Decker Corporation                                  1,622,200     $        68,018,846

MARKETING SERVICES--1.5%
    The Interpublic Group of Companies, Inc.                        3,165,000     $        50,165,250

PUBLISHING--3.5%
    Gannett Co., Inc.                                                 884,500     $        63,843,210
    Knight-Ridder, Inc.                                               916,000              51,671,560
                                                                                  -------------------
                                                                                          115,514,770

RECREATION & ENTERTAINMENT--1.1%
    Carnival Corporation                                            1,500,000     $        37,650,000


NAME                                                              SHARES HELD            MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

RETAIL--14.3%
    Yum! Brands, Inc (a)                                            2,439,000     $        67,584,690
    J.C. Penney Company, Inc.                                       3,902,900              62,134,168
    The Kroger Co. (a)                                              4,390,000              61,899,000
    McDonald's Corporation                                          3,300,000              58,278,000
    Safeway Inc. (a)                                                2,527,000              56,352,100
    The Home Depot, Inc.                                            2,100,000              54,810,000
    CVS Corporation                                                 1,605,000              40,686,750
    The Gap, Inc.                                                   3,599,000              39,049,150
    Toys `R' Us, Inc. (a)                                           3,125,000              31,812,500
                                                                                  -------------------
                                                                                          472,606,358

BANK & THRIFTS--5.8%
    Washington Mutual, Inc.                                         3,937,300     $       123,906,831
    U.S. Bancorp                                                    3,700,000              68,746,000
                                                                                  -------------------
                                                                                          192,652,831

INSURANCE--1.8%
    MGIC Investment Corporation                                     1,437,900     $        58,709,457

OTHER FINANCIAL--2.1%
    Fannie Mae                                                      1,170,000     $        69,661,800

MEDICAL PRODUCTS--2.4%
    Guidant Corporation (a)                                         2,396,100     $        77,417,991

PHARMACEUTICALS--10.6%
    Bristol-Myers Squibb Company                                    3,250,000     $        77,350,000
    Abbott Laboratories                                             1,850,000              74,740,000
    Merck & Co., Inc.                                               1,600,000              73,136,000
    Schering-Plough Corporation                                     3,225,000              68,757,000
    Chiron Corporation (a)                                          1,622,000              56,672,680
                                                                                  -------------------
                                                                                          350,655,680

TELECOMMUNICATIONS--1.2%
    Sprint Corporation                                              4,421,000     $        40,319,520

TELECOMMUNICATIONS EQUIPMENT--0.9%
    Motorola, Inc.                                                  2,975,000     $        30,285,500

COMPUTER SERVICES--4.3%
    First Data Corporation                                          2,400,000     $        67,080,000
    SunGard Data Systems, Inc. (a)                                  2,801,600              54,491,120
    Electronic Data Systems Corporation                             1,501,000              20,983,980
                                                                                  -------------------
                                                                                          142,555,100

                                                                 SHARES HELD/
NAME                                                                PAR VALUE            MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

COMPUTER SYSTEMS--0.9%
    Sun Microsystems, Inc. (a)                                     12,000,000     $        31,080,000

OFFICE EQUIPMENT--1.1%
    Xerox Corporation (a)                                           7,427,400     $        36,765,630

AEROSPACE & DEFENSE--2.3%
    Honeywell International, Inc.                                   1,950,000     $        42,237,000
    The Boeing Company                                              1,000,000              34,130,000
                                                                                  -------------------
                                                                                           76,367,000

OTHER INDUSTRIAL GOODS & SERVICES--1.1%
    Illinois Tool Works Inc.                                          604,200     $        35,242,986

WASTE DISPOSAL--1.8%
    Waste Management, Inc.                                          2,574,300     $        60,032,676

OIL & NATURAL GAS--4.2%
    ConocoPhillips                                                  1,635,335     $        75,617,890
    Burlington Resources Inc.                                       1,671,100              64,103,396
                                                                                  -------------------
                                                                                          139,721,286

ELECTRIC UTILITIES--3.3%
    TXU Corp.                                                       1,565,000     $        65,276,150
    Duke Energy Corporation                                         2,220,000              43,401,000
                                                                                  -------------------
                                                                                          108,677,150

    TOTAL COMMON STOCKS (COST: $3,433,430,323)                                          3,092,914,134


SHORT TERM INVESTMENTS--6.4%

U.S. GOVERNMENT BILLS--4.8%
    United States Treasury Bills, 1.58% - 1.665%
       due 10/3/2002 - 11/29/2002                                $160,000,000     $       159,873,818

    TOTAL U.S. GOVERNMENT BILLS (COST: $159,870,861)                                      159,873,818

NAME                                                                PAR VALUE            MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.4% (CONT.)

REPURCHASE AGREEMENTS--1.6%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $50,002,431 collateralized by
       U.S. Government Agency Securities                          $50,000,000          $   50,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $1,886,022 collateralized by a
       U.S. Government Agency Security                              1,885,964               1,885,964
                                                                                       --------------

    TOTAL REPURCHASE AGREEMENT (COST: $51,885,964)                                         51,885,964

    TOTAL SHORT TERM INVESTMENTS (COST: $211,756,825)                                     211,759,782
    Total Investments (Cost $3,645,187,148)--99.9%                                     $3,304,673,916
    Other Assets In Excess Of Other Liabilities--0.1%                                       4,007,917
                                                                                       --------------
    TOTAL NET ASSETS--100%                                                             $3,308,681,833
                                                                                       ==============


(a)  Non-income producing security.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO]

The Oakmark Select Fund declined by 16% during the quarter and by 14% for the fiscal year. For a little over two years, despite the bear market, we were able to prosper by owning undervalued stocks that were not a part of the bull market's excesses. In fact, the Fund achieved an all-time high NAV(13) in May of this year. Since May, however, the market decline has become very broad-based--all capitalization sizes and all investment styles have been hit by roughly the same amount. We both have personal assets invested in the Fund, so we share the pain that all our investors have experienced these last four months. Although we cannot predict when the bottom will be reached, we strongly believe that prices have declined to levels that make it highly likely that today's long-term investors will earn higher returns in stocks than in other investments.

In the nearly six years since we started The Oakmark Select Fund, we have owned sixty different stocks, and in three of those we have lost over half of our investment. The most recent, Electronic Data Systems (EDS), shocked the market last month by drastically lowering earnings expectations. No explanation of that miss made sense: either management had not been candid about their prospects or, perhaps worse, didn't have the information flow to know how weak their business was, or despite their large book of long-term contracts, their profitability was more dependent on last-minute, add-on sales than realized. We didn't like any of those answers and began selling our EDS position, despite the stock having fallen from $36 to $22. When the stock fell below $20, we stopped selling. We felt that EDS was suffering artificial pressure from managers who didn't want EDS on their quarter-end statements and from hedge funds that were trying to encourage panic selling. Unfortunately, we had sold less than a quarter of our holdings. Our belief was, and still is, that for a company likely to earn between $2 and $3 per share next year, the price should be higher than the low teens. We still have just over 1% of our assets in EDS and will be looking for a better opportunity to sell that position. As unpleasant as these mistakes are, they are included in our long-term performance record, which continues to be excellent both in relative and absolute terms.

Thank you for your support.

/s/ William C. Nygren         /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA        HENRY R. BERGHOEF, CFA
Portfolio Manager             Portfolio Manager
bnygren@oakmark.com           berghoef@oakmark.com

October 3, 2002

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(2)

[CHART]

                      THE OAKMARK
                      SELECT FUND       S & P 500
10/31/96                 $10,000         $10,000
12/31/96                 $11,420         $10,543
03/31/97                 $12,140         $10,826
06/30/97                 $14,180         $12,715
09/30/97                 $16,340         $13,668
12/31/97                 $17,704         $14,060
03/31/98                 $20,078         $16,021
06/30/98                 $20,462         $16,551
09/30/98                 $16,936         $14,904
12/31/98                 $20,575         $18,078
03/31/99                 $22,766         $18,979
06/30/99                 $24,482         $20,317
09/30/99                 $22,028         $19,048
12/31/99                 $23,557         $21,882
03/31/00                 $25,667         $22,384
06/30/00                 $24,324         $21,790
09/30/00                 $27,432         $21,578
12/31/00                 $29,637         $19,890
03/31/01                 $32,826         $17,532
06/30/01                 $35,865         $18,558
09/30/01                 $34,496         $15,834
12/31/01                 $37,359         $17,526
 3/31/02                 $38,306         $17,574
06/30/02                 $35,206         $15,220
 9/30/02                 $29,720         $12,590

                                                 AVERAGE ANNUAL TOTAL RETURNS(4)

                                              (AS OF 9/30/02)
                                TOTAL RETURN  1-YEAR    5-YEAR      SINCE
                               LAST 3 MONTHS*                     INCEPTION
                                                                  (11/1/96)
----------------------------------------------------------------------------
OAKMARK SELECT FUND                 -15.58%   -13.85%    12.70%    20.21%
S&P 500                             -17.28%   -20.49%    -1.63%     3.97%
S&P MidCap 400(11)                  -16.55%    -4.70%     5.38%    10.47%
Lipper Mid Cap                      -17.46%    -8.22%     0.38%     5.22%
Value Index(12)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                                            SHARES HELD            MARKET VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2%

OTHER CONSUMER GOODS & SERVICES--13.1%
    H&R Block, Inc.                                               7,738,800     $       325,106,988
    Mattel, Inc.                                                  9,554,000             172,067,540
                                                                                -------------------
                                                                                        497,174,528

CABLE SYSTEMS & SATELLITE TV--4.0%
    AOL Time Warner Inc. (a)                                     13,000,000     $       152,100,000

INFORMATION SERVICES--9.8%
    Moody's Corporation                                           3,984,000     $       193,224,000
    The Dun & Bradstreet Corporation (a)(b)                       5,321,300             178,848,893
                                                                                -------------------
                                                                                        372,072,893

PUBLISHING--3.9%
    Knight-Ridder, Inc.                                           2,606,500     $       147,032,665

RETAIL--16.5%
    Yum! Brands, Inc (a)                                          7,422,000     $       205,663,620
    The Kroger Co. (a)                                           10,362,500             146,111,250
    Office Depot, Inc. (a)                                       11,434,900             141,106,666
    Toys `R' Us, Inc. (a)(b)                                     12,698,500             129,270,730
                                                                                -------------------
                                                                                        622,152,266

BANK & THRIFTS--17.8%
    Washington Mutual, Inc.                                      21,351,400     $       671,928,558

INVESTMENT MANAGEMENT--2.9%
    Stilwell Financial Inc                                        9,030,400     $       108,996,928

HEALTH CARE SERVICES--4.1%
    IMS Health Incorporated                                      10,392,000     $       155,568,240

PHARMACEUTICALS--4.4%
    Chiron Corporation (a)                                        4,811,400     $       168,110,316

TELECOMMUNICATIONS--3.3%
    Sprint Corporation                                           13,727,500     $       125,194,800

COMPUTER SERVICES--5.3%
    First Data Corporation                                        5,430,400     $       151,779,680
    Electronic Data Systems Corporation                           3,451,500              48,251,970
                                                                                -------------------
                                                                                        200,031,650

OFFICE EQUIPMENT--2.8%
    Xerox Corporation (a)                                        21,547,700     $       106,661,115

                                                                                  SHARES HELD/
NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.2% (CONT.)

OIL & NATURAL GAS--4.3%
    Burlington Resources Inc.                                                        4,201,800     $       161,181,048

    TOTAL COMMON STOCKS (COST: $3,372,614,639)                                                           3,488,205,007


SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--4.1%
    United States Treasury Bills, 1.58% - 1.975%
       due 10/3/2002 - 12/12/2002                                                 $155,000,000     $       154,792,889

    TOTAL U.S. GOVERNMENT BILLS (COST: $154,782,375)                                                       154,792,889

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $121,005,882 collateralized by
       U.S. Government Agency Securities                                          $121,000,000     $       121,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $2,118,317 collateralized by a
       U.S. Government Agency Security                                               2,118,252               2,118,252
                                                                                                   -------------------

    TOTAL REPURCHASE AGREEMENT (COST: $123,118,252)                                                        123,118,252

    TOTAL SHORT TERM INVESTMENTS (COST: $277,900,627)                                                      277,911,141

    Total Investments (Cost $3,650,515,266)--99.6%                                                 $     3,766,116,148
    Other Assets In Excess Of Other Liabilities--0.4%                                                       15,936,183
                                                                                                   -------------------
    TOTAL NET ASSETS--100%                                                                         $     3,782,052,331
                                                                                                   ===================


(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS

[PHOTO]

The third calendar quarter of 2002 was the worst quarter for U. S. stocks since the fourth quarter of 1987. It is notable that the fourth quarter of 1987 included the October "Black Monday" stock market crash when the market lost over 20% in one day. Thankfully, the just concluded quarter lacked a major one-day catastrophe, but the cumulative pounding of stock prices over the weeks took a severe toll. We wish we could say we avoided this sharp downdraft, but we cannot. For the just concluded quarter, stocks slumped in value as the S&P 500 Index(2) fell by over 17% and the Russell 2000 Small Cap Index declined by more than 21%. Year-to-date the Russell 2000 is down by over 25%. Your Fund experienced a loss roughly in-line with the Russell 2000 of 22% during the last three months, bringing the year-to-date return to a loss of 18%. While we can report that our results thus far in 2002 are about 7% better vis-a-vis the Russell 2000, our absolute returns have been disappointing.

THE RECENT PAST

Uncertainty concerning economic activity, terrorism, a possible war and corporate governance has, we believe, had a negative impact on stocks over the past six months. Successful investing, however, has always revolved around seeing opportunities and accessing risks well ahead of the crowd. Examining past periods when equity prices declined sharply provides investors a few key guideposts for the future. In most cases in the post World War II economy, a sharp drop in equity prices was followed in fairly short order by a significant rebound in prices as the economic picture brightened and investor psychology improved. There are only two examples over this time period when stocks entered an extended period of sluggish performance, the mid-1970's to the early 1980's and the past two and one-half years.

The 1973-1982 period was characterized by high inflation, a lack of productivity, high interest rates and stock prices that moved generally sideways for almost a decade. Almost none of these characteristics are present in today's economy, thus we do not believe this historical example is applicable to today's stock market. The other extended period of poor equity performance has been over the past two and one-half years. During this period, the NASDAQ Composite Index(3) has declined by over 75% from its peak led by price declines in telecom and technology companies. Most other broad-based indices are also down over this period, although by lesser amounts, as excesses in valuations got squeezed out of stock prices. Despite the strong headwind created by generally declining stock prices since March 2000, your Fund has achieved a total return of approximately 15% from its mid-March 2000 level.

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/02) AS COMPARED TO THE RUSSELL 2000 INDEX(14)

[CHART]

                           THE OAKMARK
                          SMALL CAP FUND           RUSSELL 2000
10/31/95                       $10,000                $10,000
12/31/95                       $10,330                $10,695
03/31/96                       $11,460                $11,241
06/30/96                       $12,470                $11,803
09/30/96                       $13,250                $11,843
12/31/96                       $14,440                $12,459
03/31/97                       $15,220                $11,815
06/30/97                       $17,660                $13,730
09/30/97                       $20,340                $15,774
12/31/97                       $20,290                $15,245
03/31/98                       $21,732                $16,779
06/30/98                       $20,467                $15,997
09/30/98                       $14,976                $12,774
12/31/98                       $17,620                $14,857
03/31/99                       $16,069                $14,051
06/30/99                       $18,205                $16,237
09/30/99                       $16,558                $15,210
12/31/99                       $16,224                $18,015
03/31/00                       $15,974                $19,292
06/30/00                       $15,926                $18,562
09/30/00                       $18,014                $18,768
12/31/00                       $16,937                $17,471
03/31/01                       $17,816                $16,335
06/30/01                       $21,218                $18,688
09/30/01                       $18,026                $14,788
12/31/01                       $21,391                $17,906
3/31/02                        $24,014                $18,619
06/30/02                       $22,369                $17,064
9/30/02                        $17,445                $13,412


                                                 AVERAGE ANNUAL TOTAL RETURNS(4)

                                               (AS OF 9/30/02)
                                 TOTAL RETURN  1-YEAR    5-YEAR     SINCE
                                LAST 3 MONTHS*                    INCEPTION
                                                                  (11/1/95)
----------------------------------------------------------------------------
OAKMARK SMALL CAP FUND              -22.01%    -3.23%    -3.02%     8.37%
Russell 2000                        -21.40%    -9.30%    -3.19%     4.33%
S&P Small Cap 600(15)               -18.61%    -1.79%     0.82%     8.25%
Lipper Small Cap                    -18.83%    -0.33%     1.36%     8.49%
Value Index(16)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

*    Not annualized

LOOKING FORWARD

The ability to exceed the returns posted by the overall stock market over an extended period of time is usually based on sound analytical work in estimating the value of any asset and comparing that asset's expected investment return to other investment choices. While no investment process that we are aware of generates a perfect track record, we work diligently to uncover stocks that are undervalued relative to their private market value. One key measure of comparing stock prices to other classes of investments is a company's earnings yield. Many investors are familiar with price-to-earnings ratios and the earnings yield of a company is simply the inverse of the P/E(7) ratio. We think the earnings-to-price yield is an especially interesting valuation measure in a low inflation and low interest rate environment.

The earnings yield measure is conceptually easier to think about in the context of owning an entire company. If an investor purchases a company for $100 million and that company generates $12 million in after-tax profits, the investor paid
8.3 times earnings (the P/E) and is enjoying a 12% yield on his/her $100 million investment. This 12% yield looks very attractive in an environment where fixed-income investment alternatives like 10-year Treasury Notes yield less than 4%. Since shares of stock simply represent a percentage ownership in a company, the earnings yield calculation can easily be applied to publicly traded stocks. In addition to looking at earnings, our analysts focus on the ability of the companies we invest in to generate free cash flow which we believe provides us with incremental insight as to what a stock is worth.

In retrospect, in early 2000 the 10-year Treasury Note yielded over 6% while many stocks had earnings yields of less than 3%. Today, many of the stocks in your Fund trade at less than ten times estimated earnings and thus have an expected earnings yield of over 10%. We believe the return expectations for stocks are now very positive based upon the positive earnings yield differential between many stocks and fixed-income Treasury securities. Therefore, we remain optimistic on the long-term future of small cap equities.

PORTFOLIO UPDATE

During the past quarter we deleted two stocks from your Fund's portfolio while we added no new names. The two companies we sold were Covance Inc. and Silverstream Software. Covance had been a strong performer for the Fund for a couple of years and we elected to liquidate this position principally due to its valuation relative to many other stocks in the portfolio. Covance was one of our lowest earnings yield stocks and we wanted to redeploy the capital invested in Covance into other stocks that we believe represent better values. The other stock we exited during the quarter was Silverstream Software. This company was purchased in an all cash transaction that closed during the third quarter of 2002.

Within the portfolio we actively trimmed some positions while adding to others to better position the Fund for the future. We were able to take advantage of the overall decline in equity prices to add to our positions in Insituform Technologies, Surebeam Corp. and Tupperware Corp. Insituform, a leading provider of sewer replacement services to local governments, appears to be well positioned to benefit from a replacement/upgrade cycle in municipal sewer systems. We believe Surebeam, with its patented food irradiation process, is just beginning to see large numbers of customers embrace its solutions to prevent food borne illnesses such as e. coli and salmonella. Lastly, we added to Tupperware based upon its strong consumer brand name, expanding distribution channels, attractive valuation and high dividend yield.

CONCLUSION

We would like to thank our shareholders for your ongoing interest in and your support of The Oakmark Small Cap Fund. Additionally, we look forward to communicating with you over the next several years.

/s/ James P. Benson            /s/ Clyde S. McGregor

JAMES P. BENSON, CFA           CLYDE S. MCGREGOR, CFA
Portfolio Manager              Portfolio Manager
jbenson@oakmark.com            mcgregor@oakmark.com

October 1, 2002

[SIDENOTE]

HIGHLIGHTS


- Earnings-to-price yield is an especially interesting valuation measure--and way to compare stock prices to other investments--in a low inflation, low interest-rate environment.

- Many of our stocks trade at less than ten times estimated earnings and have an expected earnings yield of over 10%.

- We believe return expectations are now very positive based on the positive earnings yield differential between stocks and treasuries.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.7%

FOOD & BEVERAGE--6.3%
    Ralcorp Holdings, Inc. (a)                                                         579,000        $     12,315,330
    Del Monte Foods Company (a)                                                      1,230,000              10,049,100
                                                                                                      ----------------
                                                                                                            22,364,430

HOUSEHOLD PRODUCTS--3.9%
    Tupperware Corporation                                                             850,000        $     14,127,000

OTHER CONSUMER GOODS & SERVICES--5.1%
    Department 56, Inc. (a)(b)                                                         760,000        $      7,942,000
    Callaway Golf Company                                                              500,000               5,200,000
    Central Parking Corporation                                                        250,000               5,035,000
                                                                                                      ----------------
                                                                                                            18,177,000

SECURITY SYSTEMS--3.4%
    Checkpoint Systems, Inc. (a)                                                     1,000,000        $     12,350,000

APPAREL--3.2%
    Oakley, Inc. (a)                                                                   750,000        $      7,537,500
    R.G. Barry Corporation (a)(b)                                                      900,000               3,744,000
                                                                                                      ----------------
                                                                                                            11,281,500

AUTOMOBILE RENTALS--1.5%
    Dollar Thrifty Automotive Group, Inc. (a)                                          325,000        $      5,216,250

BUILDING MATERIALS & CONSTRUCTION--3.0%
    Insituform Technologies, Inc., Class A (a)                                         750,000        $     10,762,500

EDUCATIONAL SERVICES--2.7%
    ITT Educational Services, Inc. (a)                                                 509,500        $      9,563,315

HOTELS & MOTELS--1.9%
    Prime Hospitality Corp. (a)                                                        810,000        $      6,642,000

INFORMATION SERVICES--3.5%
    eFunds Corporation (a)                                                           1,327,600        $     12,454,216

MARKETING SERVICES--0.2%
    Grey Global Group Inc.                                                               1,000        $        590,000

RETAIL--3.9%
    ShopKo Stores, Inc. (a)                                                            740,000        $      9,664,400
    Pathmark Stores Inc (a)                                                            471,500               4,314,225
                                                                                                      ----------------
                                                                                                            13,978,625

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.7% (CONT.)

BANK & THRIFTS--5.9%
    BankAtlantic Bancorp, Inc., Class A                                              1,000,000        $      8,980,000
    People's Bank of Bridgeport, Connecticut                                           360,000               8,074,800
    PennFed Financial Services, Inc.                                                   150,000               4,123,500
                                                                                                      ----------------
                                                                                                            21,178,300

INSURANCE--3.0%
    The PMI Group, Inc.                                                                400,000        $     10,884,000

OTHER FINANCIAL--1.9%
    NCO Group, Inc. (a)                                                                600,000        $      6,882,000

REAL ESTATE--4.7%
    Catellus Development Corporation (a)                                               650,000        $     11,992,500
    Trammell Crow Company (a)                                                          495,000               4,880,700
                                                                                                      ----------------
                                                                                                            16,873,200

MEDICAL PRODUCTS--7.4%
    Hanger Orthopedic Group, Inc. (a)                                                  960,000        $     15,264,000
    CONMED Corporation (a)                                                             350,000               7,052,500
    Sybron Dental Specialties, Inc. (a)                                                300,000               4,197,000
                                                                                                      ----------------
                                                                                                            26,513,500

PHARMACEUTICALS--3.4%
    Pharmaceutical Resources Inc (a)                                                   424,300        $     11,871,914
    Elan Corporation plc (a)(c)                                                        115,000                 221,950
                                                                                                      ----------------
                                                                                                            12,093,864

COMPUTER SERVICES--3.3%
    CIBER, Inc. (a)                                                                  1,805,000        $     10,487,050
    Interland, Inc. (a)                                                                600,000               1,230,000
                                                                                                      ----------------
                                                                                                            11,717,050

COMPUTER SOFTWARE--6.7%
    Sybase Inc (a)                                                                   1,000,000        $     11,620,000
    MSC.Software Corp. (a)                                                           1,100,000               9,372,000
    Mentor Graphics Corporation (a)                                                    587,000               2,864,560
                                                                                                      ----------------
                                                                                                            23,856,560

COMPUTER SYSTEMS--1.6%
    Optimal Robotics Corp., Class A (a)(b)(d)                                          763,500        $      5,833,140

DATA STORAGE--2.0%
    Imation Corp. (a)                                                                  250,000        $      7,082,500

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.7% (CONT.)

OFFICE EQUIPMENT--3.7%
    InFocus Corporation (a)                                                          1,000,000        $      7,620,000
    MCSi, Inc. (a)                                                                   1,125,000               5,568,750
                                                                                                      ----------------
                                                                                                            13,188,750

INSTRUMENTS--2.3%
    IDEXX Laboratories, Inc. (a)                                                       255,000        $      7,891,740
    Measurement Specialties, Inc. (a)(e)                                               550,000                 412,500
                                                                                                      ----------------
                                                                                                             8,304,240

MACHINERY & INDUSTRIAL PROCESSING--2.1%
    SureBeam Corporation, Class A (a)                                                3,100,000        $      5,580,000
    Columbus McKinnon Corporation (a)                                                  365,000               1,919,900
                                                                                                      ----------------
                                                                                                             7,499,900

OTHER INDUSTRIAL GOODS & SERVICES--0.7%
    Integrated Electrical Services, Inc. (a)                                           650,000        $      2,431,000

TRANSPORTATION SERVICES--1.6%
    Teekay Shipping Corporation (d)                                                    203,400        $      5,796,900

CHEMICALS--2.8%
    Sensient Technologies Corporation                                                  292,800        $      6,186,864
    H.B. Fuller Company                                                                140,000               3,724,000
                                                                                                      ----------------
                                                                                                             9,910,864

OIL & NATURAL GAS--5.0%
    St. Mary Land & Exploration Company                                                350,000        $      8,365,000
    Cabot Oil & Gas Corporation                                                        250,000               5,375,000
    Berry Petroleum Company                                                            250,000               4,247,500
                                                                                                      ----------------
                                                                                                            17,987,500

    TOTAL COMMON STOCKS (COST: $404,024,443)                                                               345,540,104

NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.3%

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $10,000,486 collateralized by
       U.S. Government Agency Securities                                           $10,000,000        $     10,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $1,896,864 collateralized by a
       U.S. Government Agency Security                                               1,896,806               1,896,806
                                                                                                      ----------------

    TOTAL REPURCHASE AGREEMENT (COST: $11,896,806)                                                          11,896,806

    TOTAL SHORT TERM INVESTMENTS (COST: $11,896,806)                                                        11,896,806

    Total Investments (Cost $415,921,249)--100.0%                                                     $    357,436,910
    Other Liabilities In Excess Of Other Assets--0.0%                                                          (42,821)
                                                                                                      ----------------
    TOTAL NET ASSETS--100%                                                                            $    357,394,089
                                                                                                      ================


(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(c)  Represents an American Depository Receipt.

(d)  Represents a foreign domiciled corporation.

(e) Security valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS


THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/02) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(17)

                      THE OAKMARK        LIPPER
                       EQUITY AND       BALANCED
                      INCOME FUND      FUND INDEX
10/31/95                $10,000         $10,000
12/31/95                $10,240         $10,473
03/31/96                $10,500         $10,707
06/30/96                $11,040         $10,925
09/30/96                $11,110         $11,213
12/31/96                $11,805         $11,840
03/31/97                $12,153         $11,895
06/30/97                $13,430         $13,178
09/30/97                $14,810         $14,024
12/31/97                $14,941         $14,243
03/31/98                $16,233         $15,370
06/30/98                $16,320         $15,599
09/30/98                $15,191         $14,701
12/31/98                $16,792         $16,392
03/31/99                $16,792         $16,655
06/30/99                $18,457         $17,402
09/30/99                $17,518         $16,682
12/31/99                $18,119         $17,863
03/31/00                $18,924         $18,396
06/30/00                $18,886         $18,174
09/30/00                $20,761         $18,535
12/31/00                $21,723         $18,290
03/31/01                $22,621         $17,374
06/30/01                $24,445         $17,984
09/30/01                $23,751         $16,621
12/31/01                $25,635         $17,698
03/31/02                $26,708         $17,805
06/30/02                $25,855         $16,628
09/30/02                $23,640         $14,986



AVERAGE ANNUAL TOTAL RETURNS(4)

                                               (AS OF 9/30/02)
                                 TOTAL RETURN 1-YEAR    5-YEAR      SINCE
                                LAST 3 MONTHS*                    INCEPTION
                                                                  (11/1/95)
--------------------------------------------------------------------------------
OAKMARK EQUITY AND                   -8.57%    -0.47%     9.80%    13.24%
INCOME FUND
S&P 500(2)                          -17.28%   -20.49%    -1.63%     6.66%
Lehman Govt./                         5.70%     9.21%     7.92%     7.53%
Corp. Bond(18)
Lipper Balanced                      -9.87%    -9.83%     1.34%     6.02%
Fund Index

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

QUARTER AND ANNUAL REVIEW

What is it about summer, anyway? In the entire 27-quarter history of The Oakmark Equity and Income Fund only six quarters have suffered negative results. Four of those six were summer quarters. The recently completed quarter saw the Fund's price decrease by 9%, which contrasts with a loss of 10% for the Lipper Balanced Fund Index. For the fiscal 9/30 year the comparative results are stronger though still negative: -1% for the Fund, -10% for the Lipper. The Lipper Balanced Fund Index may be our standard of comparison, but it is not our benchmark. Our true focus is on how much money the Fund has earned for its shareholders. Others may be in the business of besting an index. We are in the business of earning positive returns for our clients. Period. We know that our clients can live off positive returns that may be uninteresting when times are good. We also know that they cannot live off negative returns even when those returns are relatively superior.

ISSUES DU JOUR

Hopefully the summer quarter's pains will produce some positive, if unintended, consequences. For example, we fervently hope that the word "visibility" has been expunged from the lexicon of Wall Street analysts. We regularly come across analyst reports expressing wariness towards a particular company because of insufficient visibility concerning future earnings. If the last two years have not discredited the idea that future corporate outcomes may be precisely forecasted, we do not know what will. This explains why our focus on valuation is so important. While any valuation of a business implicitly assumes that there will, in fact, be a future, our valuation methodologies attempt to minimize the importance of positive future developments. We often speak of "obtaining the future for free." Catellus Development, the real estate company, is a good example of this way of seeing. When we purchased Catellus, we knew that management was in the process of obtaining permits to develop Mission Bay, the first significant new real estate project in the city of San Francisco in over fifty years. We were able to pay a price for the company that did not reflect any positive impact from Mission Bay.

We would also like to reframe the debate over incentive stock options by moving the focus from accounting to aligning. At Harris Associates we have always articulated a belief that corporate management teams should have their interests aligned with their shareholders. In the 1980's we saw options programs as one means to that end. Some of the excesses that we observed in the 1990's changed our minds.

In the last few years management teams have come to regard their options program as an extension of their annual compensation. "Evergreen" options programs are a particularly troublesome illustration of this tendency. When options vest in this system, management exercises the options and sells the new shares immediately. The company's board of directors then "reloads" management with new options so that the incentive element is reestablished.

Today the weakened condition of the stock market and the renewed focus on corporate governance combine to make it possible to return options to their proper role. In our opinion, cash should be the dominant form of compensation. For the purpose of aligning interests, boards should require management to own meaningful equity in their company. Options may be a means to that end if they have long-term vesting and long term holding periods. This would have the effect of reducing management's attention to short term outcomes and focusing efforts on productive deployment of capital. We do not expect to see changes of this sort anytime soon, but we will be studying options programs ever more carefully. Management teams of companies in which we invest have been given control over capital that you, our shareholders, have worked hard to accumulate. It is their responsibility to treat this capital with respect.

PROFITLESS PROSPERITY

By now it is generally accepted that many sectors of the US economy experienced growth in the late 1990's that was both far above trend and unsustainable. Unfortunately, boom/bust cycles are a recurring feature in our economy. The basic pattern is that new technology promotes optimism, draws inordinate capital investment to the favored sector, and finally collapses that sector under the weight of excessive competition. For example, in early 1983 extreme optimism enabled more than 60 manufacturers of computer storage devices to go public. The flood of capital into this industry quickly resulted in destructive competition and the rapid evaporation of business values. A similar cycle ensued in the early 1990's for manufacturers of personal computers.

More recently, the puncturing of the late 1990's bubble had obvious first level effects such as the disappearance of the "dotcoms." Next to suffer was the telecommunications industry. It is now clear, however, that the boom's impact was much more widespread than first thought. Industries as diverse as retailing and electric utilities now labor under excess capacity conditions. An example more relevant to The Equity and Income Fund has been the effect on portfolio holding GATX. Improved computer systems have helped the railroad industry reduce the time it takes to move a carload across the country. This greater efficiency in the management of the rail fleet means that GATX, a leasing company, has more railroad equipment than it can profitably employ at present. This pattern has spread throughout much of the economy: excess supply leads to lower pricing and then decreased return on investment.

Imagine one year ago we had known that the government would be reporting solid economic growth for 2002 together with low inflation and very low interest rates. With that knowledge we would probably have forecast that the stock market would be enjoying a strong year. But as it has turned out, this apparent prosperity has been without profit and replete with corporate distress. Our tactical response to this environment has been to orient The Equity and Income Fund portfolio to issues with the strongest balance sheets. In particular, we have searched for undervalued issues with no debt and substantial cash positions. In deflationary times, debt is economically disadvantageous. Because we do not know whether the future will bring inflation or deflation, we have built a portfolio that has the potential to succeed in either environment.

In closing, we once again thank you, our shareholders, for entrusting us with the management of your capital.

/s/ CLYDE S. MCGREGOR, CFA    /s/ EDWARD A. STUDZINSKI, CFA

CLYDE S. MCGREGOR, CFA        EDWARD A. STUDZINSKI, CFA
Portfolio Manager             Portfolio Manager
mcgregor@oakmark.com          estudzinski@oakmark.com

October 1, 2002

[SIDENOTE]

HIGHLIGHTS

- Our valuation methodologies attempt to minimize the importance of future developments--we are looking to "obtain the future for free".

- The apparent prosperity of 2002--an environment with low inflation and low interest rates--has been without profit. Our response is to orient the fund to issues with strong balance sheets.

- A weakened stock market and renewed focus on corporate governance make it possible to return stock options to their proper role.

SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2002

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--53.2%
COMMON STOCKS--52.5%

FOOD & BEVERAGE--0.5%
    UST Inc.                                                                           400,000     $        11,284,000

BROADCASTING & PUBLISHING--0.7%
    Gemstar-TV Guide International Inc. (b)                                          7,000,000     $        17,640,000

CABLE SYSTEMS & SATELLITE TV--0.8%
    General Motors Corporation, Class H
       (Hughes Electronics Corporation) (a)                                          2,000,000     $        18,300,000

INFORMATION SERVICES--2.4%
    Ceridian Corporation (a)                                                         3,900,000     $        55,575,000

MARKETING SERVICES--0.5%
    The Interpublic Group of Companies, Inc.                                           800,000     $        12,680,000

PRINTING--0.2%
    Valassis Communications, Inc. (a)                                                  150,000     $         5,260,500

RECREATION & ENTERTAINMENT--1.0%
    International Game Technology (a)                                                  345,000     $        23,853,300

RETAIL--4.1%
    J.C. Penney Company, Inc.                                                        2,200,000     $        35,024,000
    Albertson's, Inc.                                                                1,200,000              28,992,000
    BJ's Wholesale Club, Inc. (a)                                                    1,100,000              20,911,000
    Office Depot, Inc. (a)                                                             980,000              12,093,200
                                                                                                   -------------------
                                                                                                            97,020,200

INSURANCE--3.6%
    SAFECO Corporation                                                               2,200,000     $        69,916,000
    PartnerRe, Ltd. (c)                                                                200,000               9,636,000
    RenaissanceRe Holdings Ltd.                                                        174,700               6,601,913
                                                                                                   -------------------
                                                                                                            86,153,913

OTHER FINANCIAL--0.5%
    GATX Corporation                                                                   600,000     $        11,880,000

REAL ESTATE--2.0%
    Catellus Development Corporation (a)                                             1,881,500     $        34,713,675
    Hospitality Properties Trust                                                       200,000               6,624,000
    Legacy Hotels Real Estate Investment Trust (c)                                   1,125,000               5,909,851
                                                                                                   -------------------
                                                                                                            47,247,526

NAME                                                                               SHARES HELD            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--53.2% (CONT.)
HEALTH CARE SERVICES--2.0%
    IMS Health Incorporated                                                          2,300,000     $        34,431,000
    Caremark Rx, Inc. (a)                                                              750,000              12,750,000
                                                                                                   -------------------
                                                                                                            47,181,000

MANAGED CARE SERVICES--2.3%
    First Health Group Corp. (a)                                                     2,000,000     $        54,240,000

MEDICAL PRODUCTS--4.9%
    Guidant Corporation (a)                                                          1,855,000     $        59,935,050
    Apogent Technologies Inc. (a)                                                    1,750,000              32,655,000
    Techne Corporation (a)                                                             525,000              17,214,750
    Edwards Lifesciences Corporation (a)                                               275,000               7,037,250
                                                                                                   -------------------
                                                                                                           116,842,050

PHARMACEUTICALS--4.3%
    Watson Pharmaceuticals, Inc. (a)                                                 2,100,000     $        51,471,000
    Bristol-Myers Squibb Company                                                     2,000,000              47,600,000
    Chiron Corporation (a)                                                              41,800               1,460,492
                                                                                                   -------------------
                                                                                                           100,531,492

TELECOMMUNICATIONS--0.1%
    CenturyTel, Inc.                                                                   159,800     $         3,584,314

COMPUTER SOFTWARE--3.6%
    Synopsys, Inc. (a)                                                               1,485,000     $        56,652,750
    Novell, Inc. (a)                                                                 8,000,000              16,800,000
    Mentor Graphics Corporation (a)                                                  2,300,000              11,224,000
                                                                                                   -------------------
                                                                                                            84,676,750

COMPUTER SYSTEMS--1.1%
    The Reynolds and Reynolds Company, Class A                                       1,164,000     $        26,120,160

AEROSPACE & DEFENSE--3.5%
    Rockwell Collins, Inc.                                                           1,863,800     $        40,891,772
    Honeywell International, Inc.                                                    1,875,000              40,612,500
                                                                                                   -------------------
                                                                                                            81,504,272

AGRICULTURAL EQUIPMENT--0.1%
    Alamo Group Inc.                                                                   141,900     $         1,753,884

INSTRUMENTS--1.9%
    Varian Inc. (a)                                                                  1,599,400     $        44,159,434

MACHINERY & INDUSTRIAL PROCESSING--2.5%
    Rockwell Automation International Corporation                                    1,964,500     $        31,962,415
    Cooper Industries, Ltd.                                                            880,700              26,729,245
                                                                                                   -------------------
                                                                                                            58,691,660

                                                                                  SHARES HELD/
NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--53.2% (CONT.)
TRANSPORTATION SERVICES--0.1%
    Nordic American Tanker Shipping Limited (c)                                        154,900     $         1,645,038

AGRICULTURAL OPERATIONS--1.8%
    Monsanto Company                                                                 2,800,000     $        42,812,000

FORESTRY PRODUCTS--1.7%
    Plum Creek Timber Company, Inc.                                                  1,809,644     $        40,916,051

OIL & NATURAL GAS--6.3%
    Burlington Resources Inc.                                                        2,000,000     $        76,720,000
    XTO Energy, Inc.                                                                 1,528,000              31,492,080
    St. Mary Land & Exploration Company                                              1,030,000              24,617,000
    Cabot Oil & Gas Corporation                                                        750,000              16,125,000
                                                                                                   -------------------
                                                                                                           148,954,080

    TOTAL COMMON STOCKS (COST: $1,385,836,462)                                                           1,240,506,624

CONVERTIBLE BONDS--0.7%

CABLE SYSTEMS & SATELLITE TV--0.5%
    EchoStar Communications Corporation, 4.875%
       due 1/1/2007                                                               $ 15,000,000     $        11,343,750

PHARMACEUTICALS--0.2%
    Sepracor Inc., 7.00% due 12/15/2005                                           $  7,285,000     $         4,498,487

    TOTAL CONVERTIBLE BONDS (COST: $17,579,387)                                                             15,842,237

    TOTAL EQUITY AND EQUIVALENTS (COST: $1,403,415,849)                                                  1,256,348,861


FIXED INCOME--40.2%

PREFERRED STOCKS--0.1%

BANK & THRIFTS --0.1%
    BBC Capital Trust I, Preferred, 9.50%                                               48,000     $         1,200,480
    Pennfed Capital Trust, Preferred, 8.90%                                             27,500                 694,375
    Fidelity Capital Trust I, Preferred, 8.375%                                         43,500                 437,175
                                                                                                   -------------------
                                                                                                             2,332,030

TELECOMMUNICATIONS--0.0%
    MediaOne Finance Trust III, Preferred, 9.04%                                        20,000     $           470,000

    TOTAL PREFERRED STOCKS (COST: $2,715,763)                                                                2,802,030

NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME--40.2% (CONT.)
CORPORATE BONDS--1.8%

BROADCASTING & PROGRAMMING--0.5%
    Liberty Media Corporation, 8.25%
       due 2/1/2030, Debenture                                                    $ 12,900,000     $        12,740,453

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
       Senior Subordinated Note                                                   $    750,000     $           768,750

CABLE SYSTEMS & SATELLITE TV--0.1%
    CSC Holdings Inc., 7.875% due 12/15/2007                                      $  3,000,000     $         2,475,000

HOTELS & MOTELS--0.3%
    HMH Properties, 7.875% due 8/1/2005,
       Senior Note Series A                                                       $  3,450,000     $         3,329,250
    Park Place Entertainment, 7.00%
       due 7/15/2004, Senior Notes                                                   2,750,000               2,778,212
                                                                                                   -------------------
                                                                                                             6,107,462

RETAIL--0.5%
    The Gap, Inc., 6.90% due 9/15/2007                                            $  9,187,000     $         8,084,560
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes                         4,900,000               3,626,000
    Ugly Duckling Corporation, 12.00%
       due 10/23/2003, Subordinated Debenture                                          650,000                 585,000
                                                                                                   -------------------
                                                                                                            12,295,560

MEDICAL PRODUCTS--0.3%
    CONMED Corporation, 9.00% due 3/15/2008                                       $  5,610,000     $         5,666,100

MACHINERY & INDUSTRIAL PROCESSING--0.1%
    Columbus McKinnon Corporation New York,
       8.50% due 4/1/2008                                                         $  3,000,000     $         2,490,000

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                             $    500,000     $           506,250

    TOTAL CORPORATE BONDS (COST: $43,397,142)                                                               43,049,575

NAME                                                                                 PAR VALUE            MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES--38.3%

U.S. GOVERNMENT NOTES--37.9%
    United States Treasury Notes, 3.375% due 1/15/2007,
       Inflation Indexed                                                          $156,864,600     $       170,859,903
    United States Treasury Notes, 3.375% due 1/15/2012,
       Inflation Indexed                                                           141,993,600             157,058,269
    United States Treasury Notes, 5.75% due 11/15/2005                             100,000,000             111,070,300
    United States Treasury Notes, 4.75% due 11/15/2008                             100,000,000             109,824,200
    United States Treasury Notes, 3.50% due 11/15/2006                             100,000,000             104,250,000
    United States Treasury Notes, 3.00% due 11/30/2003                              75,000,000              76,315,425
    United States Treasury Notes, 7.875% due 11/15/2004                             25,000,000              28,171,875
    United States Treasury Notes, 5.00% due 8/15/2011                               25,000,000              27,764,650
    United States Treasury Notes, 5.25% due 5/15/2004                               25,000,000              26,454,100
    United States Treasury Notes, 2.875% due 6/30/2004                              25,000,000              25,522,450
    United States Treasury Notes, 3.00% due 2/29/2004                               25,000,000              25,500,000
    United States Treasury Notes, 3.00% due 1/31/2004                               25,000,000              25,475,575
    United States Treasury Notes, 7.25% due 8/15/2004                                5,000,000               5,514,060
                                                                                                   -------------------
                                                                                                           893,780,807

U.S. GOVERNMENT AGENCIES--0.4%
    Fannie Mae, 3.875% due 9/7/2004                                                $ 5,000,000     $         5,045,315
    Federal Home Loan Bank, 5.10% due 12/26/2006                                     2,035,000               2,108,769
    Fannie Mae, Principal Only, Zero Coupon, due 10/3/2011                           1,065,000               1,066,354
    Federal Home Loan Bank, 3.875% due 12/15/2004                                    1,000,000               1,038,045
                                                                                                   -------------------
                                                                                                             9,258,483

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $861,911,517)                                            903,039,290

    TOTAL FIXED INCOME (COST: $908,024,422)                                                                948,890,895


SHORT TERM INVESTMENTS--5.7%

U.S. GOVERNMENT BILLS--3.2%
    United States Treasury Bills, 1.55% - 1.62%                                   $ 75,000,000     $        74,944,321
       due 10/10/2002 - 10/31/2002

    TOTAL U.S. GOVERNMENT BILLS (COST: $74,944,321)                                                         74,944,321

                                                                                    PAR VALUE/
NAME                                                                    SHARES SUBJECT TO CALL            MARKET VALUE
SHORT TERM INVESTMENTS--5.7% (CONT.)

REPURCHASE AGREEMENTS--2.5%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
       repurchase price $58,002,819 collateralized by
       U.S. Government Agency Securities                                          $ 58,000,000     $        58,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
       repurchase price $1,636,138 collateralized by a
       U.S. Government Agency Security                                               1,636,088               1,636,088
                                                                                                   -------------------

    TOTAL REPURCHASE AGREEMENT (COST: $59,636,088)                                                          59,636,088

    TOTAL SHORT TERM INVESTMENTS (COST: $134,580,409)                                                      134,580,409
    Total Investments (Cost $2,446,020,680)--99.1%                                                 $     2,339,820,165


CALL OPTIONS WRITTEN--0.0%

BROADCASTING & PUBLISHING--0.0%
    Gemstar-TV Guide International Inc., November 7.50 Calls                        (1,019,000)    $           (50,950)

    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(638,100))--0.0%                                           (50,950)
    Other Assets In Excess Of Other Liabilities--0.9%                                              $        20,817,788
                                                                                                   -------------------
    TOTAL NET ASSETS--100%                                                                         $     2,360,587,003
                                                                                                   ===================

(a)  Non-income producing security.
(b) A portion of this security has been segregated to cover written option contracts. See footnote number one in the Notes to Financial Statements regarding accounting for options.
(c)  Represents a foreign domiciled corporation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/02) AS COMPARED TO THE MSCI WORLD INDEX(19)

[CHART]

                   THE OAKMARK GLOBAL FUND       MSCI WORLD INDEX
  8/1/99                  $10,000                   $10,000
 9/30/99                   $9,180                    $9,883
12/31/99                   $9,981                   $11,550
 3/31/00                  $10,061                   $11,668
 6/30/00                  $10,381                   $11,255
 9/30/00                  $10,922                   $10,689
12/31/00                  $11,562                   $10,028
 3/31/01                  $11,480                    $8,739
 6/30/01                  $13,289                    $8,959
 9/30/01                  $11,071                    $7,676
12/31/01                  $13,880                    $8,335
 3/31/02                  $15,387                    $8,364
 6/30/02                  $14,372                    $7,601
 9/30/02                  $11,828                    $6,204


                                                 AVERAGE ANNUAL TOTAL RETURNS(4)

                                          (AS OF 9/30/02)
                                   TOTAL RETURN         1-YEAR          SINCE
                                  LAST 3 MONTHS*                     INCEPTION
                                                                      (8/4/99)
--------------------------------------------------------------------------------
OAKMARK GLOBAL FUND                  -17.70%              6.84%        5.46%(6)
MSCI World                           -18.38%            -19.18%      -13.98%
Lipper Global Fund Index(20)         -17.53%            -15.89%       -9.80%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

*    Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund declined 18% for the three-month period ending September 30, 2002. This quarter's results are in-line with the 18% decline for the MSCI World Index and the 18% decline for the Lipper Global Fund Index. For the twelve-month period ending September 30, 2002, The Oakmark Global Fund increased 7%, which compares favorably versus the declines of 19% and 16% for the MSCI World Index and the Lipper Global Fund Index respectively. Our number one goal is to generate positive absolute returns, while hopefully outperforming the relative benchmarks in the process. We are happy to report that for the fiscal year ending September 30, 2002, The Oakmark Global Fund succeeded in achieving both objectives.

VALUE PHILOSOPHY REMAINS UNCHANGED

While investor sentiment continually shifts from optimism to pessimism or from a growth orientation to a value bent, our investing philosophy remains unchanged. Our value philosophy remains paramount to our past and future investment success. As a refresher, the three primary tenets of our value investment philosophy are: 1) To buy businesses that are trading for no more than 70% of our appraised value--offering a margin of safety between what we pay and what we calculate to be the company's underlying intrinsic value. 2) To buy companies that are growing per share value--buying statistically cheap businesses that don't grow has been a deathtrap for many value investors. 3) To invest with management teams that think and act like shareowners--when management's incentives are directly linked to increasing shareholder returns, both parties benefit. It makes no difference to us whether a company is categorized as being a "growth" or "value" business--we are agnostic when it comes to the types of businesses we own. What is important to us is that each company we buy adheres to our three primary investment tenets (our philosophy).

The Oakmark Global Fund has two distinguishing characteristics that differentiate it from other funds of The Oakmark Family: 1) The Global Fund is not limited to investing in any one country or geographic region, but rather we are able to invest anywhere in the world that we find attractive ideas, and 2) we can invest in companies of all sizes--small, mid, or large capitalization companies. In prior reports we have highlighted the benefits of being able to invest globally (point #1) and would now like to discuss the benefits of investing in companies of all sizes (point #2).

While we never target a specific "size" company, our research process often times leads us to companies or industries that are out of favor or which have declined significantly in price. It is important to note that the companies in our portfolio are selected individually on a company by company basis. In other words, we employ a bottom-up investment approach. Often times we find that companies in the same industry or market capitalization range become attractive at similar time intervals. Therefore, our portfolio may at times appear to be weighted towards a particular size company or a particular industry. For example, in late 1999 and early 2000 Morningstar positioned The Oakmark Global Fund in the small-cap value category based upon their proprietary style boxes. During late 1999 and early 2000, we found that most investors focused on large-cap growth companies and seemed to ignore many of the small to mid-size companies such as ITT Educational Services, Nova Corporation, Sterling Commerce, Hite Brewery, Telemig Celular and Denny's Japan. It just so happens that the Russell 2000 Value Index (a small cap value index) was the number one performing Russell category, returning an aggregate 55.8%, from October 1, 1999 through March 31, 2002. Therefore, targeting the out of favor small and midsize capitalization companies during late 1999 and early 2000 positioned the Fund towards the number one performing category over that two and one-half year time frame.

Today, Morningstar positions The Oakmark Global Fund in the large-cap growth category based upon their proprietary style boxes. Has our investment approach changed? Definitely not! Rather, the once high-flying large capitalization growth companies of 1999 and early 2000 have seen severe share price declines, which now make them attractive investments based upon our three primary investment tenets. Our holdings today include Vivendi Universal, LM Ericsson, Grupo Televisa, GlaxoSmithKline, Liberty Media, Abbott Labs, First Data Corporation and Interpublic Group. Generally speaking, value investors are usually not given the opportunity to own such high quality, fast-growing businesses as those listed above because of the higher valuation levels typically afforded these companies. However, the recent worldwide stock market decline has given us a chance to own what historically have been labeled "growth" businesses at very attractive prices. Given the valuation levels of the large capitalization companies currently held in the portfolio, we believe the Fund is well-positioned as the economy and stock markets recover in the future.

Our investment philosophy, based upon our three primary tenets, will always be the driving force behind all our investment decisions. As you can see by the examples above, having the ability to own companies of any size and in any geography allows The Oakmark Global Fund the flexibility to move wherever the best ideas are found--we go wherever value leads us. Given the attractive prices and the quality level of the businesses currently held in the portfolio, we remain quite excited about the future prospects for The Oakmark Global Fund.

Thank you for your continued confidence and support.


/s/ Gregory L. Jackson               /s/ Michael J. Welsh

GREGORY L. JACKSON                   MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                    Portfolio Manager
gjackson@oakmark.com                 102521.2142@compuserve.com

[SIDENOTE]

                                   HIGHLIGHTS

- We are indifferent to whether a company is categorized as "growth" or "value"--as long as a business meets our three investment criteria.

- While we never target a specific "size" company, our process often leads us to out-of-favor companies or industries with significant price declines.

- Recent worldwide stock market declines have given us a chance to own former large-cap "growth" businesses at very attractive prices.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--SEPTEMBER 30, 2002

[CHART]

                          % OF FUND
                          NET ASSETS
                          ----------
   UNITED STATES               45.7%
   EUROPE                      35.4%
     Great Britain             10.0%
   * France                     6.3%
   * Italy                      5.7%
   * Netherlands                4.3%
   * Germany                    3.7%
     Sweden                     3.1%
     Switzerland                2.3%
   PACIFIC RIM                  8.5%
     Japan                      4.9%
     Australia                  2.0%
     Korea                      1.6%
   LATIN AMERICA                4.7%
     Mexico                     4.7%
   OTHER                        1.9%
     Israel                     1.9%

*Euro currency countries comprise 20.0% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                                      DESCRIPTION                                  SHARES HELD           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2%
FOOD & BEVERAGE--1.6%
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)                   Soft Drinks, Juices & Sports Drinks
                                            Manufacturer                                    4,800             $ 2,826,532
HOUSEHOLD PRODUCTS--3.7%
    Henkel KGaA (Germany)                 Consumer Chemical Products
                                            Manufacturer                                  118,000             $ 6,584,329
AUTOMOBILES--1.7%
    Ducati Motor
      Holding S.p.A. (Italy)(a)           Motorcycle Manufacturer                       1,933,500             $ 3,055,239

BROADCASTING & PROGRAMMING--6.6%
    Liberty Media
      Corporation, Class A
      (United States) (a)                 Broadcast Services &
                                            Programming                                 1,000,000             $ 7,180,000
    Grupo Televisa S.A.
      (Mexico) (a)(b)                     Television Production &
                                            Broadcasting                                  173,700               4,427,613
                                                                                                              -----------
                                                                                                               11,607,613
BROADCASTING & PUBLISHING--1.4%
    Gemstar-TV Guide
      International Inc.
      (United States) (a)                 Electronic Program
                                            Guide Services                              1,000,000             $ 2,520,000
EDUCATIONAL SERVICES--1.7%
    ITT Educational Services,
      Inc. (United States) (a)            Postsecondary Degree Programs                   161,600             $ 3,033,232

HOME FURNISHINGS--4.3%
    Hunter Douglas N.V.
      (Netherlands)                       Window Coverings Manufacturer                   285,600             $ 7,615,581

HUMAN RESOURCES--4.0%
    Michael Page
      International plc
      (Great Britain)                     Recruitment Consultancy Services              3,740,000             $ 6,985,884

INFORMATION SERVICES--9.9%
    eFunds Corporation
      (United States) (a)                 Electronic Debit Payment Services             1,225,000             $11,491,725
    Ceridian Corporation
      (United States) (a)                 Data Management Services                        425,000               6,056,250
                                                                                                              -----------
                                                                                                               17,547,975

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)
MARKETING SERVICES--3.8%
    The Interpublic Group of
      Companies, Inc.
      (United States)            Advertising & Marketing Services        344,000          $ 5,452,400
    Cordiant
      Communications
      Group plc
      (Great Britain) (a)        Advertising & Media Services          2,097,000            1,267,249
                                                                                          -----------
                                                                                            6,719,649
RETAIL--3.1%
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer         897,700          $ 2,978,870
    Somerfield plc
      (Great Britain) (a)        Food Retailer                         1,403,000            2,361,880
                                                                                          -----------
                                                                                            5,340,750
BANK & THRIFTS--7.6%
    U.S. Bancorp
      (United States)            Commercial Bank                         275,000          $ 5,109,500
    Washington Mutual,
      Inc. (United States)       Thrift                                  135,000            4,248,450
    Banco Popolare di
      Verona e Novara
      Scrl (Italy)               Commercial Bank                         351,100            4,004,920
                                                                                          -----------
                                                                                           13,362,870
OTHER FINANCIAL--2.5%
    Daiwa Securities Group
      Inc. (Japan)               Stock Broker                            807,000          $ 4,451,866

MANAGED CARE SERVICES--3.7%
    First Health Group Corp.
      (United States) (a)        Health Benefits Company                 240,000          $ 6,508,800

MEDICAL PRODUCTS--6.2%
    Cytyc Corporation
      (United States) (a)        Diagnostic Equipment                    400,000          $ 4,288,000
    Ansell Limited
      (Australia) (a)            Protective Rubber & Plastics Products   934,000            3,499,418
    Guidant Corporation
      (United States) (a)        Medical Instruments                     100,000            3,231,000
                                                                                          -----------
                                                                                           11,018,418
PHARMACEUTICALS--6.2%
    GlaxoSmithKline plc
      (Great Britain)            Pharmaceuticals                         362,400          $ 6,911,420
    Abbott Laboratories
      (United States)            Pharmaceuticals                         100,000            4,040,000
                                                                                          -----------
                                                                                           10,951,420

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--96.2% (CONT.)
TELECOMMUNICATIONS EQUIPMENT--3.1%
    Telefonaktiebolaget LM
      Ericsson, Class B
      (Sweden) (a)               Mobile & Wired
                                   Telecommunications Products        14,923,000          $ 5,419,470
COMPUTER SERVICES--5.2%
    First Data Corporation
      (United States)            Data Processing & Management            175,000          $ 4,891,250
    Meitec Corporation
      (Japan)                    Software Engineering Services           181,900            4,263,223
                                                                                          -----------
                                                                                            9,154,473

COMPUTER SOFTWARE--7.2%
    Synopsys, Inc.
      (United States) (a)        Electronic Design Automation            220,000          $ 8,393,000
    Novell, Inc.
      (United States) (a)        Network & Internet
                                   Integration Software                2,000,000            4,200,000
                                                                                          -----------
                                                                                           12,593,000
AIRPORT MAINTENANCE--2.2%
    Grupo Aeroportuario
      del Sureste S.A. de C.V.
      (Mexico) (b)               Airport Operator                        355,000          $ 3,905,000

DIVERSIFIED CONGLOMERATES--6.3%
    Vivendi Universal
      SA (France)                Multimedia                              983,400          $11,023,186

INSTRUMENTS--1.9%
    Orbotech, Ltd. (Israel) (a)  Optical Inspection Systems              225,000          $ 3,318,750

CHEMICALS--2.3%
    Givaudan (Switzerland)       Fragrance & Flavor
                                   Compound Manufacturer                   8,970          $ 4,010,161

    TOTAL COMMON STOCKS (COST: $202,352,125)                                              169,554,198

NAME                             DESCRIPTION                          PAR VALUE          MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.0%

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 1.75% Due 10/1/2002,
      repurchase price $4,000,194 collateralized by a
      U.S. Government Agency Security                                 $4,000,000         $  4,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
      repurchase price $1,187,300 collateralized by
      U.S. Government Agency Securities                                1,187,263            1,187,263
                                                                                         ------------
    TOTAL REPURCHASE AGREEMENT (COST: $5,187,263)                                           5,187,263

    TOTAL SHORT TERM INVESTMENTS (COST: $5,187,263)                                         5,187,263

    Total Investments (Cost $207,539,388)--99.2%                                         $174,741,461
    Other Assets In Excess Of Other Liabilities--0.8%                                       1,472,340
                                                                                         ------------
    Total Net Assets--100%                                                               $176,213,801
                                                                                         ============

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,

We are disappointed to report that both The Oakmark International and International Small Cap Fund had negative quarters, down 23% and 22% respectively. Global equity markets have witnessed vast price destruction as demonstrated by EAFE21 (-20%), MSCI ex USA Small22 (-16%), the Lipper International Funds Index23 (-20%) and the Lipper International Small Cap Average24 (-19%) which were also down. As a result, many foreign markets are now trading at 5+ year lows and we are seeing valuations in developed markets that we have rarely seen before. Yes, there has been widespread destruction of price, yet we do not see a correspondingly large fall in business value. To us, this spells opportunity.

ANATOMY OF A BEAR MARKET

The current weakness we are seeing (especially in Europe) has roots that date back to 1996 when equity markets around the world began an aggressive move upward which did not end until the Spring of 2000. The last two years in particular saw share prices move exponentially upward, much of the strength fueled by technology, media and telecommunications ("TMT") companies. After 2 years of price declines in foreign equities, we are now seeing pre-hype prices. We believe this to be a very good thing. The bear market started off by hammering away at inconceivably priced "fluff" stocks, later moving on to real businesses that were over-priced, and now, marking what we think could be an end to the bear market, has moved to reasonably priced, high-quality businesses. Simply put, no stock has been spared.

SIGNS OF LIGHT AT THE TUNNEL'S END

The fact that stable, well-financed, well-run foreign stocks are trading at dirt cheap prices reminds us of the Singapore stock market getting crushed at the end of the Pacific Rim crisis in 1998. Though share prices throughout Asia were hard hit in `97 through mid `98, Singapore, known for high-quality companies and seen as the safe haven of Asia, didn't feel the heat until the summer of 1998. This event marked the bottom of Asian share prices in August/September of that year.

Today we worry about war, corporate scandal and slowing economies. Yes, there is always something to worry about. In the past it was inflation, unemployment, the cold war, European unification, the Euro, Y2K (remember Y2K?), Russia, Mexico, U.S. Banks, hedge funds, etc., etc., etc. The point is, we will always have some negative macro influences. They should not be ignored, but do need to be put into perspective.

Today, European share prices are at 5-6 year lows. Many of the higher-quality companies have sustainable dividend yields greater than 4% and price-to-cashflow ratios of under 10x's. Outside the US, most corporate tax rates have been chopped to the degree that the U.S. has higher corporate tax rates than most of Europe and Asia. Interest rates are at extremely low levels. The tech/telecom revolution and legitimate restructuring continue to boost productivity. The developing world is rapidly becoming developed, especially when you look at East Asia and parts of Latin America. Especially noteworthy are events in China, now a member of the World Trade Organization, which is currently seeing such an influx of Foreign Direct Investment that it has even surpassed the levels of FDI in the USA. China is the world's most populous place: an economically healthy China may help propel world GDP growth for a long, long time.

So, because of these and other reasons, we are extremely optimistic about future investment opportunities. We will continue to work hard to continue to ensure the best of these opportunities find their way into our international funds.

HOUSEKEEPING

At the end of September, we will have completed the 10th year of managing The Oakmark International Fund. After 10 years, it has returned 9% per annum, ranking it number 4/84 funds by Lipper25. We are proud of our 5-Star rating for this period in Morningstar's26 Foreign Stock category measured against the performance of 92 funds in that category. We would especially like to thank all of our

[PHOTO]

[PHOTO]

[SIDENOTE]

                                   HIGHLIGHTS

- After two years of price declines in foreign equities, we are now seeing pre-hype prices that are attractive.

- Today, European prices are at five-to-six year lows; many higher-quality companies have sustainable dividend yields greater than 4%, and price-to-cash flow ratios of under 10x's

- Developing world is rapidly becoming developed, especially China, now a member of the WTO, and seeing an influx of foreign direct investment.

shareholders for your confidence and trust, and others that have been instrumental to our success over the past 10 years. Also, we are delighted to welcome two new members, Jeff Weiss and Natalie Barber to The Oakmark International analytical team. We hope this demonstrates our commitment to our shareholders to constantly improve the strength and depth of our research effort.


/s/ David G. Herro                 /s/ Michael J. Welsh

DAVID G. HERRO, CFA                MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                  Portfolio Manager
dherro@oakmark.com                 102521.2142@compuserve.com

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/02) COMPARED TO THE MSCI WORLD EX U.S. INDEX(27)

[CHART]

                          THE OAKMARK        MSCI WORLD
                      INTERNATIONAL FUND   EX U.S. INDEX
                      ------------------   -------------
     9/30/92               $10,000            $10,000
    12/31/92               $10,043             $9,628
     3/31/93               $11,890            $10,766
     6/30/93               $12,300            $11,834
     9/30/93               $13,387            $12,562
    12/31/93               $15,424            $12,729
     3/31/94               $15,257            $13,133
     6/30/94               $14,350            $13,748
     9/30/94               $15,278            $13,830
    12/31/94               $14,026            $13,664
     3/31/95               $13,563            $13,924
     6/30/95               $14,749            $14,060
     9/30/95               $15,507            $14,631
    12/31/95               $15,193            $15,222
     3/31/96               $17,021            $15,681
     6/30/96               $18,383            $15,937
     9/30/96               $18,347            $15,950
    12/31/96               $19,450            $16,268
     3/31/97               $20,963            $16,016
     6/30/97               $22,700            $18,094
     9/30/97               $23,283            $18,027
    12/31/97               $20,097            $16,637
     3/31/98               $22,994            $19,083
     6/30/98               $20,253            $19,233
     9/30/98               $16,322            $16,404
    12/31/98               $18,688            $19,759
     3/31/99               $21,258            $20,070
     6/30/99               $25,728            $20,650
     9/30/99               $23,896            $21,535
    12/31/99               $26,065            $25,277
     3/31/00               $26,012            $25,416
     6/30/00               $27,856            $24,530
     9/30/00               $27,306            $22,663
    12/31/00               $29,324            $21,897
     3/31/01               $26,763            $18,825
     6/30/01               $29,437            $18,629
     9/30/01               $23,728            $16,062
    12/31/01               $27,819            $17,212
     3/31/02               $31,006            $17,310
     6/30/02               $30,315            $16,923
     9/30/02               $23,365            $13,603


                                                 AVERAGE ANNUAL TOTAL RETURNS(4)


                                                (AS OF 9/30/02)
                                TOTAL RETURN   1-YEAR       5-YEAR        SINCE
                               LAST 3 MONTHS*                           INCEPTION
                                                                        (9/30/92)
---------------------------------------------------------------------------------
OAKMARK INTERNATIONAL FUND        -22.93%      -1.53%        0.07%        8.85%
MSCI World ex. U.S.               -19.62%     -15.31%       -5.47%        3.12%
MSCI EAFE(21)                     -19.73%     -15.53%       -5.65%        2.95%
Lipper International              -19.61%     -12.37%       -4.43%        4.75%
Fund Index(23)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

*    Not annualized

The Oakmark International Fund was down 23% for the quarter, under-performing the MSCI World ex-US and the Lipper International Fund indices, each of which declined 20%. Despite this quarter's performance, over the past 12 months the Fund is barely down (2%) relative to large declines in the aforementioned indices (down 15% and 12%, respectively).

It was an extremely rough quarter throughout the world. The major markets of Europe were especially hard hit: Germany -36%, France -27%, the Netherlands -31%, Sweden -29%. The DAX, the German version of the Dow Jones Industrials Index, has now fallen back to 1996 levels, down nearly 70% from its all-time high. From our point of view, share price declines during the quarter had less to do with underlying business performance than with widespread investor fear.

PORTFOLIO UPDATE

During the quarter we continued to increase our weighting in European companies, which now represent over 70 percent of the portfolio. We have continued to add to two of our worst performers for the quarter, L.M. Ericsson and Vivendi Universal. In addition to adding to our favorite names we initiated positions in four more: Publicis Groupe, the global advertising giant headquartered in France; Bayerische Motoren Werke (BMW), the German auto maker; jewelry retailer Signet Group, of the UK; and, SanPaolo IMI, a highly-profitable Italian financial institution.

Each of these businesses trade at significant discounts to our estimate of intrinsic value. Under normal circumstances, these are companies we would not be able to afford because the market values them so highly. With their current share prices down significantly we can now be buyers at our prices.

LOOKING FORWARD

We remain optimistic based on the large number of attractive absolute return opportunities in the portfolio. We want to thank you for your continued confidence.


/s/ David G. Herro                 /s/ Michael J. Welsh

DAVID G. HERRO, CFA                MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                  Portfolio Manager
dherro@oakmark.com                 102521.2142@compuserve.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2002

[CHART]

                           % OF FUND
                           NET ASSETS
                           ----------
   EUROPE                       71.4%
     Great Britain              22.1%
   * France                     14.6%
   * Netherlands                11.4%
     Sweden                      6.7%
   * Italy                       3.8%
     Switzerland                 3.8%
   * Germany                     3.6%
   * Finland                     2.1%
   * Greece                      2.1%
   * Ireland                     1.2%
   PACIFIC RIM                  18.2%
   Japan                         8.7%
   Korea                         4.6%
   Australia                     2.5%
   Hong Kong                     1.7%
   Singapore                     0.7%
   LATIN AMERICA                 4.0%
   Mexico                        3.4%
   Brazil                        0.5%
   Panama                        0.1%
   OTHER                         1.9%
   Israel                        1.9%

*Euro currency countries comprise 38.8% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5%
FOOD & BEVERAGE--8.4%
    Diageo plc (Great Britain)   Beverages, Wines, &
                                   Spirits Manufacturer                3,150,200         $ 38,865,432
    Pernod-Ricard SA (France)    Manufactures Wines, Spirits, &
                                   Fruit Juices                          363,300           32,650,352
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)
                                 Soft Drinks, Juices & Sports
                                   Drinks Manufacturer                    49,700           29,266,378
    Fomento Economico
      Mexicano S.A. de C.V.
      (Mexico) (b)               Soft Drink & Beer Manufacturer          600,400           20,293,520
                                                                                         ------------
                                                                                          121,075,682
HOUSEHOLD PRODUCTS--2.9%
    Henkel KGaA (Germany)        Consumer Chemical
                                   Products Manufacturer                 755,000         $ 42,128,547
APPAREL--0.2%
    Fila Holdings S.p.A.
      (Italy) (a)(b)(c)          Athletic Footwear & Apparel           5,894,760         $  3,006,328

AUTOMOBILES--0.7%
    Bayerische Motoren
      Werke (BMW) AG
      (Germany)                  Luxury Automobile Manufacturer          313,100         $ 10,052,663

AUTOMOTIVE--3.1%
    Autoliv Inc (Sweden) (d)     Automotive Safety Systems
                                   Manufacturer                        1,248,000         $ 26,225,268
    Compagnie Generale
      des Etablissements
      Michelin (France)          Tire Manufacturer                       664,500           18,650,915
                                                                                         ------------
                                                                                           44,876,183
BROADCASTING & PROGRAMMING--3.3%
    Grupo Televisa S.A.
      (Mexico) (a)(b)            Television Production
                                   & Broadcasting                      1,003,100         $ 25,569,019
    Tokyo Broadcasting
      System, Inc. (Japan)       Television & Radio Broadcasting       1,511,000           22,017,198
                                                                                         ------------
                                                                                           47,586,217
BUILDING MATERIALS & CONSTRUCTION--1.1%
    Kumkang Korea Chemical
      Co., Ltd. (Korea)          Building Materials                      162,140         $ 15,515,155

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

HOME FURNISHINGS--3.0%
    Hunter Douglas N.V.
      (Netherlands)              Window Coverings Manufacturer         1,638,584         $43,693,170

HUMAN RESOURCES--2.8%
    Michael Page
      International plc
      (Great Britain) (c)        Recruitment Consultancy Services     21,562,900         $40,276,985

MARKETING SERVICES--5.3%
    Aegis Group plc
      (Great Britain)            Media Services                       31,735,500         $34,122,335
    Publicis Groupe (France)     Advertising & Media Services          1,461,700          27,572,281
    Cordiant Communications
      Group plc
      (Great Britain) (a)(c)     Advertising & Media Services         24,209,270          14,630,031
                                                                                         -----------
                                                                                          76,324,647
PUBLISHING--6.7%
    Wolters Kluwer NV
      (Netherlands)              Reference Material Publisher          2,430,200         $43,921,199
    John Fairfax Holdings
      Limited (Australia)        Newspaper Publisher                  23,642,600          36,459,726
    Independent News &
      Media PLC (Ireland)        Newspaper Publisher                  14,132,000          18,143,792
                                                                                         -----------
                                                                                          98,524,717
RETAIL--4.0%
    Somerfield plc
      (Great Britain) (a)        Food Retailer                        15,128,500         $25,468,068
    Giordano International
      Limited (Hong Kong)        Pacific Rim Clothing Retailer &
                                   Manufacturer                       63,102,300          24,676,515
    Signet Group plc
      (Great Britain)            Jewelry Retailer                      6,245,100           7,891,110
                                                                                         -----------
                                                                                          58,035,693
BANK & THRIFTS--7.5%
    Banco Popolare di Verona e
      Novara Scrl (Italy)        Commercial Banking                    2,742,200         $31,279,672
    BNP Paribas SA (France)      Commercial Banking                      758,300          24,698,626
    Sanpaolo IMI S.p.A. (Italy)  Banking Services                      3,732,800          20,976,261
    United Overseas Bank
      Limited, Foreign
      Shares (Singapore)         Commercial Banking                    1,426,968           9,552,991
    Kookmin Bank (Korea)         Commercial Banking                      231,168           8,460,594
    Svenska Handelsbanken
      AB (Sweden)                Commercial Banking                      508,000           6,322,902

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

BANK & THRIFTS--7.5% (CONT.)
    Uniao de Bancos
      Brasileiros S.A.
      (Brazil) (e)               Commercial Banking                      784,000         $  5,566,400
    Banco Latinoamericano de
      Exportaciones, S.A.,
      Class E (Panama) (b)       Latin American Trade Bank               515,400         $  1,061,724
                                                                                         ------------
                                                                                          107,919,170
OTHER FINANCIAL--5.6%
    Daiwa Securities
      Group Inc. (Japan)         Stock Broker                          7,285,000         $ 40,188,154
    Euronext (Netherlands)       Stock Exchange                        2,125,200           40,087,988
                                                                                         ------------
                                                                                           80,276,142
MEDICAL PRODUCTS--1.7%
    Gambro AB, Class A
      (Sweden)                   Manufacturer of Dialysis Products     6,144,000         $ 24,431,398

PHARMACEUTICALS--9.6%
    GlaxoSmithKline plc
      (Great Britain)            Pharmaceuticals                       3,418,800         $ 65,200,781
    Aventis S.A. (France)        Pharmaceuticals                         613,300           32,101,839
    Takeda Chemical
      Industries, Ltd. (Japan)   Pharmaceuticals &
                                   Food Supplements                      739,000           29,786,890
    Novartis AG (Switzerland)    Pharmaceuticals                         298,500           11,777,840
                                                                                         ------------
                                                                                          138,867,350
TELECOMMUNICATIONS--3.1%
    Panafon Hellenic
      Telecom S.A. (Greece)      Mobile Telecommunications             6,717,900         $ 29,722,999
    SK Telecom Co., Ltd.
      (Korea)                    Mobile Telecommunications                64,860           12,572,029
    Telemig Celular
      Participacoes S.A.
      (Brazil)                   Mobile Telecommunications         1,806,000,000            1,949,866
                                                                                         ------------
                                                                                           44,244,894
TELECOMMUNICATIONS EQUIPMENT--2.8%
    Telefonaktiebolaget
      LM Ericsson, Class B
      (Sweden) (a)               Mobile & Wired
                                 Telecommunications Products         109,949,200         $ 39,929,394
COMPUTER SERVICES--2.3%
    Meitec Corporation
      (Japan)                    Software Engineering Services         1,402,000         $ 32,858,925

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

AEROSPACE--1.4%
    Rolls-Royce plc
      (Great Britain)            Aviation & Marine Power              12,558,195       $   19,711,971

AIRPORT MAINTENANCE--0.2%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)               Airport Operator                        242,000       $    2,662,000

DIVERSIFIED CONGLOMERATES--3.5%
    Vivendi Universal
      SA (France)                Multimedia                            4,551,100       $   51,014,463

INSTRUMENTS--1.9%
    Orbotech, Ltd.
      (Israel) (a)(c)            Optical Inspection Systems            1,841,200       $   27,157,700

MACHINERY & INDUSTRIAL PROCESSING--2.1%
    Metso Corporation
      (Finland)                  Paper & Pulp Machinery                3,490,700       $   30,337,255

OTHER INDUSTRIAL GOODS & SERVICES--4.2%
    Enodis plc
      (Great Britain) (c)        Food Processing Equipment            33,585,320       $   26,095,013
    Chargeurs SA (France) (c)    Wool, Textile
                                   Production & Trading                1,050,201           24,632,990
    FKI plc (Great Britain)      Industrial Manufacturing              8,299,300           10,519,299
                                                                                       --------------
                                                                                           61,247,302

TRANSPORTATION SERVICES--2.5%
    Associated British Ports
      Holdings Plc
      (Great Britain)            Port Operator                         5,533,899       $   35,744,061

CHEMICALS--5.6%
    Givaudan (Switzerland)       Fragrance & Flavor
                                   Compound Manufacturer                  95,600       $   42,739,281
    Akzo Nobel N.V.
      (Netherlands)              Chemical Producer                     1,152,800           37,115,272
                                                                                       --------------
                                                                                           79,854,553

    TOTAL COMMON STOCKS (COST: $1,739,391,715)                                          1,377,352,565

NAME                             DESCRIPTION                          PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.5%

U.S. GOVERNMENT BILLS--2.1%
    United States Treasury Bills, 1.615% - 1.67%
      due 10/3/2002 - 10/17/2002                                     $30,000,000       $   29,987,835

    TOTAL U.S. GOVERNMENT BILLS (COST: $29,987,835)                                        29,987,835

REPURCHASE AGREEMENTS--3.4%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
      repurchase price $47,002,285 collateralized by
      U.S. Government Agency Securities                              $47,000,000       $   47,000,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
      repurchase price $2,554,729 collateralized by a
      U.S. Government Agency Security                                  2,554,650            2,554,650
                                                                                       --------------
    TOTAL REPURCHASE AGREEMENT (COST: $49,554,650)                                         49,554,650

    TOTAL SHORT TERM INVESTMENTS (COST: $79,542,485)                                       79,542,485

    Total Investments (Cost $1,818,934,200)--101.0%                                    $1,456,895,050
    Foreign Currencies (Cost $2,256,583)--0.2%                                         $    2,275,134
    Other liabilities In Excess Of Other Assets--(1.2%)                                   (16,906,490)
                                                                                       --------------
    TOTAL NET ASSETS--100%                                                             $1,442,263,694
                                                                                       ==============

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(d)  Represents a Swedish Depository Receipt.

(e)  Represents a Global Depository Receipt.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

      REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/02) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(26)

[CHART]

                                        THE OAKMARK
                     INTERNATIONAL       MSCI WORLD
                    SMALL CAP FUND     EX U.S. INDEX
                    --------------     -------------
  10/31/95             $10,000            $10,000
  12/31/95              $9,630            $10,684
   3/31/96             $10,970            $11,006
   6/30/96             $11,570            $11,186
   9/30/96             $11,590            $11,195
  12/31/96             $12,038            $11,418
   3/31/97             $12,080            $11,241
   6/30/97             $13,181            $12,699
   9/30/97             $12,672            $12,652
  12/31/97              $9,642            $11,677
   3/31/98             $11,429            $13,394
   6/30/98              $9,892            $13,499
   9/30/98              $8,211            $11,513
  12/31/98             $10,529            $13,868
   3/31/99             $13,118            $14,086
   6/30/99             $15,317            $14,493
   9/30/99             $15,439            $15,114
  12/31/99             $16,190            $17,741
   3/31/00             $15,387            $17,839
   6/30/00             $15,529            $17,217
   9/30/00             $14,908            $15,906
  12/31/00             $14,756            $15,369
   3/31/01             $15,232            $13,213
   6/30/01             $15,777            $13,075
   9/30/01             $13,987            $11,273
  12/30/01             $16,671            $12,080
   3/31/02             $18,370            $12,149
   6/30/02             $18,831            $11,877
   9/30/02             $14,641             $9,547

                                                 AVERAGE ANNUAL TOTAL RETURNS(4)

                                             (AS OF 9/30/02)
                            TOTAL RETURN   1-YEAR       5-YEAR        SINCE
                           LAST 3 MONTHS*                           INCEPTION
                                                                    (11/1/95)
-----------------------------------------------------------------------------
OAKMARK INTERNATIONAL         -22.25%       4.68%        2.93%        5.66%
SMALL CAP FUND
MSCI World ex. U.S.           -19.62%     -15.31%       -5.47%       -0.67%
Lipper International          -18.67%      -6.06%        0.69%        6.09%
Small Cap Average(24)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

*    Not annualized

The Oakmark International Small Cap Fund was down 22% for the quarter, under-performing the MSCI World ex-US Index and the Lipper International Small Cap Average, which declined 20%, and 19%, respectively.

Over the past twelve months your Fund has returned a positive 5%, relative to declines of 15% in the MSCI World ex-US index and 6% in the Lipper International Small Cap Average.

Until this quarter, overseas small caps had held up extremely well throughout big price declines in the major markets. This quarter proved that no equity market area in the world would remain unscathed by this bear market.

PORTFOLIO UPDATE

Throughout the quarter we eliminated a number of positions to better concentrate the Fund in our best ideas. We sold a number of winners that achieved their sell targets, especially in Asia, including Dairy Farm (Hong Kong), Jusco Stores
(HK), Jardine Strategic Holdings (Singapore) and Haw Par Brothers (Singapore). Most of the investments we made during the dark days of Asia in 1997-98 have continued to pay off handsomely. We also sold some losers where the underlying fundamentals were poorer than we had expected, including United Services Group and House of Fraser.

The proceeds from these sales were re-deployed primarily into existing positions trading at more significant discounts to intrinsic value. We also initiated a new position in Australia-based credit services company Baycorp Advantage.

LOOKING FORWARD

We are optimistic regarding long-term equity market performance, and believe investing during this current period of extreme pessimism will be rewarding. We want to thank you for your continued confidence.


/s/ David G. Herro               /s/ Michael J. Welsh

DAVID G. HERRO, CFA              MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                Portfolio Manager
dherro@oakmark.com               102521.2142@compuserve.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2002

[CHART]

                          % OF FUND
                         NET ASSETS
                         ----------
   EUROPE                     69.5%
     Switzerland              16.9%
   * Italy                    13.2%
     Great Britain            12.5%
     Denmark                   7.6%
   * France                    7.2%
   * Germany                   2.6%
     Sweden                   2.6%
   * Netherlands               2.4%
   * Spain                     2.1%
   * Belgium                   1.2%
   * Finland                   1.2%
   PACIFIC RIM                20.5%
   Australia                   5.1%
   Japan                       4.7%
   New Zealand                 4.3%
   Philippines                 2.0%
   Hong Kong                   1.9%
   Singapore                   0.9%
   Korea                       0.8%
   Thailand                    0.8%
   LATIN AMERICA               5.5%
   Mexico                      4.8%
   Panama                      0.7%

*    Euro currency countries comprise 29.9% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2002

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5%
FOOD & BEVERAGE--6.4%
    Campari Group (Italy) (a)    Soft Drinks, Wines, &
                                   Spirits Producer                      235,200         $ 7,642,128
    Grupo Continental,
      S.A. (Mexico)              Soft Drink Manufacturer               2,760,000           4,596,845
    Baron De Ley, S.A.
      (Spain) (a)                Wines & Spirits Manufacturer            150,985           3,917,193
    Hite Brewery Co.,
      Ltd. (Korea)               Brewer                                   57,700           2,784,248
    Alaska Milk Corporation
      (Philippines) (b)          Milk Producer                        49,394,000           1,997,430
    Mikuni Coca-Cola
      Bottling Co., Ltd.
      (Japan)                    Soft Drink Manufacturer                 310,000           1,822,107
                                                                                         -----------
                                                                                          22,759,951
OTHER CONSUMER GOODS & SERVICES--0.5%
    Royal Doulton plc
      (Great Britain) (a)(b)     Tableware & Giftware                 22,373,000         $ 1,755,889

APPAREL--0.3%
    Kingmaker Footwear
      Holdings Limited
      (Hong Kong)                Athletic Footwear Manufacturer        4,395,000         $ 1,127,010

AUTOMOBILES--2.3%
    Ducati Motor
      Holding S.p.A. (Italy) (a) Motorcycle Manufacturer               5,177,200         $ 8,180,804

BROADCASTING & PROGRAMMING--1.4%
    ABS-CBN Broadcasting
      Corporation
      (Philippines) (a)          Television & Broadcasting
                                   Operator                           11,920,000         $ 5,002,194
BROADCASTING & PUBLISHING--1.8%
    Tamedia AG
      (Switzerland) (a)          TV Broadcasting & Publishing            146,880         $ 6,466,978

BUILDING MATERIALS & CONSTRUCTION--3.2%
    Fletcher Building
      Limited (New Zealand)      Building Materials Manufacturer       8,129,200         $11,420,319

HOME FURNISHINGS--3.3%
    Natuzzi S.p.A. (Italy) (c)   Home Furnishings                      1,078,300         $11,775,036

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

HOTELS & MOTELS--1.8%
    Jarvis Hotels plc
      (Great Britain)            Hotel Operator                        3,845,700         $ 6,338,223

HUMAN RESOURCES--1.2%
    Solvus S.A. (Belgium)        Temporary Staffing Services             623,254         $ 4,308,680

INFORMATION SERVICES--2.0%
    Baycorp Advantage
      Limited (Australia)        Credit Reference Services             4,213,500         $ 7,275,619

MARKETING SERVICES--2.3%
    Asatsu-DK, Inc. (Japan)      Advertising Services Provider           445,100         $ 8,349,165

PUBLISHING--3.6%
    Edipresse S.A.
      (Switzerland)              Newspaper & Magazine Publisher           18,274         $ 5,019,377
    Recoletos Grupo de
      Comunicacion,
      S.A. (Spain)               Publisher                               880,000           3,563,261
    Matichon Public Company
      Limited, Foreign Shares
      (Thailand) (b)             Newspaper Publisher                   2,039,500           2,733,156
    VLT AB, Class B (Sweden)     Newspaper Publisher                     178,450           1,480,737
                                                                                         -----------
                                                                                          12,796,531
RETAIL--10.4%
    Carpetright plc
      (Great Britain)            Carpet Retailer                       1,589,200         $15,715,273
    D.F.S. Furniture Company
      plc (Great Britain)        Furniture Retailer & Manufacturer     1,972,100          11,933,179
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer       2,904,600           9,638,439
                                                                                         -----------
                                                                                          37,286,891
BANK & THRIFTS--5.9%
    Jyske Bank A/S
      (Denmark) (a)              Commercial Banking                      441,900         $10,898,925
    Vontobel Holding AG
      (Switzerland)              Commercial Banking                      662,536          8,078,065
    Banco Latinoamericano
      de Exportaciones,
      S.A., Class E
      (Panama) (b)(c)            Multinational Bank                    1,153,100           2,375,386
                                                                                         -----------
                                                                                          21,352,376
FINANCIAL SERVICES--4.6%
    Van der Moolen Holding
      N.V. (Netherlands)         International Trading Firm              528,400         $ 8,740,951

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

FINANCIAL SERVICES--4.6% (CONT.)
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)       Asset Management                         41,100          $ 7,934,363
                                                                                          -----------
                                                                                           16,675,314
OTHER FINANCIAL--3.5%
    Ichiyoshi Securities
      Co., Ltd. (Japan)          Stock Broker                          2,480,000          $ 6,738,743
    JCG Holdings Limited
      (Hong Kong)                Consumer Finance                     12,851,000            5,684,533
                                                                                          -----------
                                                                                           12,423,276
MEDICAL PRODUCTS--3.1%
    Ansell Limited
      (Australia) (a)            Protective Rubber &
                                   Plastics Products                   2,949,425          $11,050,611
COMPUTER SERVICES--2.5%
    Morse Plc (Great Britain)    Business & Technology Solutions       4,369,800          $ 9,088,250

COMPUTER SYSTEMS--1.5%
    Lectra (France) (a)          Manufacturing Process Systems         1,668,500          $ 5,536,644

OFFICE EQUIPMENT--3.8%
    Neopost SA (France) (a)      Mailroom Equipment Supplier             401,200          $13,511,277

AIRPORT MAINTENANCE--8.1%
    Kobenhavns Lufthavne
      A/S (Copenhagen Airports
      A/S) (Denmark)             Airport Management & Operations         274,895          $16,447,319
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (c)               Airport Operator                      1,129,000           12,419,000
                                                                                          -----------
                                                                                           28,866,319
DIVERSIFIED CONGLOMERATES--2.0%
    Pargesa Holding AG
      (Switzerland)              Diversified Operations                    4,784          $ 7,129,174

INSTRUMENTS--1.2%
    Vaisala Oyj, Class A
      (Finland)                  Atmospheric Observation Equipment       206,800          $ 4,268,526

MACHINERY & INDUSTRIAL PROCESSING--5.4%
    Pfeiffer Vacuum
      Technology AG
      (Germany) (b)              Vacuum Pump Manufacturer                545,100          $ 9,178,710
    Alfa Laval (Sweden) (a)      Filtration & Separation Equipment       959,700            7,963,371
    Carbone Lorraine SA
      (France)                   Electrical Systems Manufacturer          92,964            2,065,753
                                                                                          -----------
                                                                                           19,207,834

                                                                    SHARES HELD/
NAME                             DESCRIPTION                           PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)
OTHER INDUSTRIAL GOODS & SERVICES--4.3%
    Schindler Holding AG
      (Switzerland)              Elevator & Escalator Manufacturer        67,800         $ 11,940,662
    GFI Industries SA (France)   Industrial Fastener Manufacturer        241,813            3,510,573
                                                                                         ------------
                                                                                           15,451,235
PRODUCTION EQUIPMENT--3.1%
    Interpump Group
      S.p.A. (Italy)             Pump & Piston Manufacturer            2,588,800         $ 10,150,095
    NSC Groupe (France)          Textile Equipment Manufacturer           12,316            1,155,512
                                                                                         ------------
                                                                                           11,305,607
TRANSPORTATION SERVICES--2.0%
    Mainfreight Limited
      (New Zealand) (b)          Logistics Services                    7,765,726         $  4,013,599
    DelGro Corporation
      Limited (Singapore)        Bus, Taxi, & Car Leasing              3,502,700            3,093,718
                                                                                         ------------
                                                                                            7,107,317
CHEMICALS--4.0%
    Gurit-Heberlein AG
      (Switzerland)              Chemical Producer                        32,734         $ 14,190,720

    TOTAL COMMON STOCKS (COST: $432,335,590)                                              342,007,770

SHORT TERM INVESTMENTS--3.6%

REPURCHASE AGREEMENTS--3.6%
    IBT Repurchase Agreement, 1.75% due 10/1/2002,
      repurchase price $10,500,510 collateralized by a
      U.S. Government Agency Security                                $10,500,000         $ 10,500,000
    IBT Repurchase Agreement, 1.11% due 10/1/2002,
      repurchase price $2,163,944 collateralized by a
      U.S. Government Agency Security                                  2,163,878            2,163,878
                                                                                         ------------
    TOTAL REPURCHASE AGREEMENT (COST: $12,663,878)                                         12,663,878

    TOTAL SHORT TERM INVESTMENTS (COST: $12,663,878)                                       12,663,878
    Total Investments (Cost $444,999,468)--99.1%                                         $354,671,648
    Foreign Currencies (Cost $756,494)--0.2%                                             $    762,021
    Other Assets In Excess Of Other Liabilities--0.7%                                       2,572,499
                                                                                         ------------
    TOTAL NET ASSETS--100%                                                               $358,006,168
                                                                                         ============

(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(c)  Represents an American Depository Receipt.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2002

                                                                                             THE OAKMARK        THE OAKMARK
                                                                           THE OAKMARK          SELECT           SMALL CAP
                                                                               FUND              FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in unaffiliated securities, at value      (a)             $3,304,673,916    $3,457,996,525     $339,917,770
    Investments in affiliated securities, at value        (b)                          0       308,119,623       17,519,140
    Cash                                                                               0            12,552              374
    Foreign currency, at value                            (c)                          0                 0                0
    Receivable for:
       Securities sold                                                         2,091,437        19,387,520          291,727
       Fund shares sold                                                        6,671,135         3,459,905          564,785
       Dividends and interest                                                  5,210,296         3,927,925          201,295
       Tax reclaim                                                                     0                 0                0
                                                                          --------------    --------------     ------------
    Total receivables                                                         13,972,868        26,775,350        1,057,807
    Other Assets                                                                   5,663             1,986              494
                                                                          --------------    --------------     ------------
    Total assets                                                          $3,318,652,447    $3,792,906,036     $358,495,585

LIABILITIES AND NET ASSETS
    Options written, at value                             (d)             $            0    $            0     $          0
    Foreign currency, at value                            (c)                          0                 0                0
    Payable for:
       Securities purchased                                                      117,600           689,030                0
       Fund shares redeemed                                                    8,337,246         8,651,604          750,211
       Due to transfer agent                                                     221,381           142,745           40,356
       Trustees fees                                                             467,207           323,179          155,954
       Other                                                                     827,180         1,047,147          154,975
                                                                          --------------    --------------     ------------
    Total liabilities                                                          9,970,614        10,853,705        1,101,496
                                                                          --------------    --------------     ------------
    Net assets applicable to fund shares outstanding                      $3,308,681,833    $3,782,052,331     $357,394,089
                                                                          ==============    ==============     ============

ANALYSIS OF NET ASSETS
    Paid in capital                                                       $3,831,067,422    $3,739,480,524     $416,525,955
    Accumulated undistributed net realized gain (loss) of
       investments, forward contracts and foreign currency
       exchange transactions                                                (195,307,126)      (76,625,527)        (497,018)
    Net unrealized appreciation (depreciation) of investments               (340,513,232)      115,600,882      (58,484,339)
    Net unrealized appreciation (depreciation)--other                                  0                 0                0
    Accumulated undistributed net investment income (loss)                    13,434,769         3,596,452         (150,509)
                                                                          --------------    --------------     ------------
    Net assets applicable to Fund shares outstanding                      $3,308,681,833    $3,782,052,331     $357,394,089
                                                                          ==============    ==============     ============

PRICE OF SHARES
    Net asset value per share: Class I                                    $        28.08    $        21.67          $ 14.10
                                                                          ==============    ==============     ============
       Class I--Net assets                                                 3,300,948,792     3,717,632,174      356,858,991
       Class I--Shares outstanding (Unlimited shares authorized)             117,549,041       171,568,297       25,302,542
    Net asset value per share: Class II                                   $        28.04    $        21.56          $ 14.09
                                                                          ==============    ==============     ============
       Class II--Net assets                                                    7,733,041        64,420,157          535,098
       Class II--Shares outstanding (Unlimited shares authorized)                275,825         2,987,328           37,974

(a)    Identified cost of investments in unaffiliated securities          $3,645,187,148    $3,348,274,428     $383,383,526
(b)    Identified cost of investments in affiliated securities                         0       302,240,838       32,537,723
(c)    Identified cost of foreign currency                                             0                 0                0
(d)    Premiums received on options written                                            0                 0                0

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     THE OAKMARK      THE OAKMARK      THE OAKMARK      THE OAKMARK
                                                                      EQUITY AND         GLOBAL       INTERNATIONAL    INTERNATIONAL
                                                                     INCOME FUND          FUND            FUND        SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
    Investments in unaffiliated securities, at value      (a)       $2,339,820,165    $174,741,461   $1,321,096,003    $332,617,478
    Investments in affiliated securities, at value        (b)                    0               0      135,799,047      22,054,170
    Cash                                                                     4,800           1,078            2,005             832
    Foreign currency, at value                            (c)                    0               0        2,275,134         762,021
    Receivable for:
       Securities sold                                                  19,784,672       2,031,764        8,204,243       4,046,830
       Fund shares sold                                                 14,669,900         433,791        9,298,317         314,503
       Dividends and interest                                           12,571,292         254,357        4,823,089          39,002
       Tax reclaim                                                          13,125               0        1,086,895         295,964
                                                                    --------------    ------------   --------------    ------------
    Total receivables                                                   47,038,989       2,719,912       23,412,544       4,696,299
    Other Assets                                                               205          10,691              732              88
                                                                    --------------    ------------   --------------    ------------
    Total assets                                                    $2,386,864,159    $177,473,142   $1,482,585,465    $360,130,888

LIABILITIES AND NET ASSETS
    Options written, at value                             (d)             $ 50,950    $          0   $            0    $          0
    Foreign currency, at value                            (c)                    0         447,726                0               0
    Payable for:
       Securities purchased                                             18,798,772               0       36,536,159         609,257
       Fund shares redeemed                                              6,485,636         546,829        2,779,240       1,082,406
       Due to transfer agent                                                80,824          22,865           73,718          20,905
       Trustees fees                                                       133,381         107,802          198,794         124,396
       Other                                                               727,593         134,119          733,860         287,756
                                                                    --------------    ------------   --------------    ------------
    Total liabilities                                                   26,277,156       1,259,341       40,321,771       2,124,720
                                                                    --------------    ------------   --------------    ------------
    Net assets applicable to fund shares outstanding                $2,360,587,003    $176,213,801   $1,442,263,694    $358,006,168
                                                                    ==============    ============   ==============    ============

ANALYSIS OF NET ASSETS
    Paid in capital                                                 $2,521,771,393    $210,400,457   $1,805,715,911    $436,575,200
    Accumulated undistributed net realized gain (loss) of
       investments, forward contracts and foreign currency
       exchange transactions                                           (81,534,657)     (1,261,095)     (16,938,571)      8,805,460
    Net unrealized appreciation (depreciation) of investments         (105,613,365)    (32,812,022)    (361,765,517)    (90,334,969)
    Net unrealized appreciation (depreciation)--other                         (601)         18,294         (166,407)         23,896
    Accumulated undistributed net investment income (loss)              25,964,233        (131,833)      15,418,278       2,936,581
                                                                    --------------    ------------   --------------    ------------
    Net assets applicable to Fund shares outstanding                $2,360,587,003    $176,213,801   $1,442,263,694    $358,006,168
                                                                    ==============    ============   ==============    ============

PRICE OF SHARES
    Net asset value per share: Class I                              $        17.18    $      11.30   $        12.17    $      10.17
                                                                    ==============    ============   ==============    ============
       Class I--Net assets                                           2,241,862,902     175,601,074    1,393,787,394     357,719,432
       Class I--Shares outstanding (Unlimited shares authorized)       130,507,859      15,544,703      114,538,219      35,173,301
    Net asset value per share: Class II                                    $ 17.15        $  11.24         $  12.13         $ 10.14
                                                                    ==============    ============   ==============    ============
       Class II--Net assets                                            118,724,101         612,727       48,476,300         286,736
       Class II--Shares outstanding (Unlimited shares authorized)        6,924,284          54,492        3,995,110          28,276

(a)    Identified cost of investments in unaffiliated securities    $2,446,020,680    $207,539,388   $1,539,684,625    $389,851,090
(b)    Identified cost of investments in affiliated securities                   0               0      279,249,575      55,148,378
(c)    Identified cost of foreign currency                                       0        (444,039)       2,256,583         756,494
(d)    Premiums received on options written                                638,100               0                0               0

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS
STATEMENTS OF OPERATIONS--SEPTEMBER 30, 2002

                                                                                             THE OAKMARK        THE OAKMARK
                                                                           THE OAKMARK          SELECT           SMALL CAP
                                                                               FUND              FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends from unaffiliated securities                                $  50,671,538     $  46,220,759      $  1,845,226
    Dividends from affiliated securities                                              0                 0                 0
    Interest Income                                                           6,099,174         7,268,233           727,044
    Other Income                                                                520,924                 0            95,842
    Foreign taxes withheld                                                            0                 0                 0
                                                                          -------------     -------------      ------------
       Total investment income                                               57,291,636        53,488,992         2,668,112

EXPENSES:
    Investment advisory fee                                                  34,848,853        40,838,462         4,121,533
    Transfer and dividend disbursing agent fees                               2,598,857         1,837,559           400,097
    Other shareholder servicing fees                                          2,939,882         4,219,660           332,079
    Service Fee--Class II                                                         6,000           170,778               263
    Reports to shareholders                                                   1,746,488         1,238,788           270,048
    Custody and accounting fees                                                 433,423           527,332            74,622
    Registration and blue sky expenses                                           57,237           139,966            66,288
    Trustee fees                                                                173,043           153,218            64,484
    Legal fees                                                                   73,921            87,233            27,682
    Audit fees                                                                   23,843            22,590            18,593
    Other                                                                       325,365           242,519            42,475
                                                                          -------------     -------------      ------------
       Total expenses                                                        43,226,912        49,478,105         5,418,164
       Expense offset arrangements                                              (11,599)           (7,529)           (1,102)
                                                                          -------------     -------------      ------------
    Net expenses                                                             43,215,313        49,470,576         5,417,062

NET INVESTMENT INCOME (LOSS):                                                14,076,323         4,018,416        (2,748,950)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on unaffiliated securities                     (42,175,347)      (30,963,843)           99,039
    Net realized gain (loss) on affiliated securities                                 0        (4,535,664)       (1,065,702)
    Net realized gain on options                                              9,979,097         6,335,456         1,292,518
    Net realized loss on short sales                                           (197,816)         (510,036)                0
    Net realized loss on foreign currency transactions                                0                 0                 0
    Net change in unrealized appreciation (depreciation)
       of investments and foreign currencies                               (498,006,779)     (635,685,201)      (51,515,515)
    Net change in unrealized appreciation
       (depreciation)--other                                                          0                 0                 0

Net realized and unrealized (loss) on investments and
   foreign currency transactions:                                          (530,400,845)     (665,359,288)      (51,189,660)
                                                                          -------------     -------------      ------------
Net decrease in net assets resulting from operations                      $(516,324,522)    $(661,340,872)     $(53,938,610)
                                                                          =============     =============      ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                     THE OAKMARK      THE OAKMARK      THE OAKMARK      THE OAKMARK
                                                                      EQUITY AND         GLOBAL       INTERNATIONAL    INTERNATIONAL
                                                                     INCOME FUND          FUND            FUND        SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends from unaffiliated securities                          $  15,494,152     $  2,020,348   $  26,661,445    $  9,093,523
    Dividends from affiliated securities                                        0                0       7,733,163         760,375
    Interest Income                                                    29,202,243          174,049       1,080,852         342,349
    Other Income                                                              963            2,897          31,522          32,574
    Foreign taxes withheld                                                (62,100)         (90,947)     (3,066,633)     (1,079,330)
                                                                    -------------     ------------   -------------    ------------
       Total investment income                                         44,635,258        2,106,347      32,440,349       9,149,491

EXPENSES:
    Investment advisory fee                                            12,099,581        1,333,497      12,048,977       3,860,436
    Transfer and dividend disbursing agent fees                           704,717          188,437         753,702         178,248
    Other shareholder servicing fees                                    1,945,936          128,955       1,027,483         339,434
    Service Fee--Class II                                                 136,109            1,348          64,867             525
    Reports to shareholders                                               561,536          137,992         533,719         133,178
    Custody and accounting fees                                           232,947          136,665       1,274,568         422,731
    Registration and blue sky expenses                                    309,540           85,882         144,392          73,317
    Trustee fees                                                           75,585           54,012          77,128          53,714
    Legal fees                                                             42,499           22,774          37,180          25,599
    Audit fees                                                             18,593           23,843          22,844          25,992
    Other                                                                  72,407           11,986          76,172          19,967
                                                                    -------------     ------------   -------------    ------------
       Total expenses                                                  16,199,450        2,125,391      16,061,032       5,133,141
       Expense offset arrangements                                         (3,761)            (497)         (1,248)           (216)
                                                                    -------------     ------------   -------------    ------------
    Net expenses                                                       16,195,689        2,124,894      16,059,784       5,132,925

NET INVESTMENT INCOME (LOSS):                                          28,439,569          (18,547)     16,380,565       4,016,566

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on unaffiliated securities               (85,663,134)      (2,849,841)      6,020,949      11,352,308
    Net realized gain (loss) on affiliated securities                           0                0      (8,131,968)        731,075
    Net realized gain on options                                        3,680,523        1,588,746               0               0
    Net realized loss on short sales                                            0                0               0               0
    Net realized loss on foreign currency transactions                     (2,938)         (37,184)       (744,096)        (31,834)
    Net change in unrealized appreciation (depreciation)
       of investments and foreign currencies                         (107,419,745)     (30,244,164)   (199,327,235)    (70,664,400)
    Net change in unrealized appreciation
       (depreciation)--other                                                 (601)          18,109        (155,750)         21,128

Net realized and unrealized (loss) on investments and
   foreign currency transactions:                                    (189,405,895)     (31,524,334)   (202,338,100)    (58,591,723)
                                                                    -------------     ------------   -------------    ------------
Net decrease in net assets resulting from operations                $(160,966,326)    $(31,542,881)  $(185,957,535)   $(54,575,157)
                                                                    =============     ============   =============    ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS--September 30, 2002

                                                                            THE OAKMARK FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $   14,076,323          $   19,416,042
    Net realized gain (loss) on investments                          (32,394,066)            195,984,944
    Net change in unrealized appreciation (depreciation)
      of investments                                                (498,006,779)            126,130,060
                                                                  --------------          --------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (516,324,522)            341,531,046

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                   (19,630,178)            (28,565,025)
    Net investment income--Class II                                         (447)                      0
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (19,630,625)            (28,565,025)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             1,648,934,264           1,499,450,622
    Proceeds from shares sold--Class II                               10,646,454                 122,635
    Reinvestment of distributions--Class I                            19,105,784              27,842,716
    Reinvestment of distributions--Class II                                  347                       0
    Payments for shares redeemed, net of fees--Class I              (942,439,538)           (769,874,783)
    Payments for shares redeemed, net of fees--Class II                 (838,834)                 (7,515)
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   735,408,477             757,533,675
                                                                  --------------          --------------

TOTAL INCREASE IN NET ASSETS                                         199,453,330           1,070,499,696
    NET ASSETS:
    Beginning of period                                            3,109,228,503           2,038,728,807
                                                                  --------------          --------------
    End of period                                                 $3,308,681,833          $3,109,228,503
                                                                  ==============          ==============
    Undistributed net investment income                           $   13,434,769          $   18,989,069
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONSCLASS I:
    Shares sold                                                       48,113,112              44,681,731
    Shares issued in reinvestment of dividends                           562,595                 994,363
    Less shares redeemed                                             (28,259,864)            (24,202,141)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                20,415,843              21,473,953
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONSCLASS II:
    Shares sold                                                          298,334                   3,601
    Shares issued in reinvestment of dividends                                10                       0
    Less shares redeemed                                                 (25,887)                   (233)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                   272,457                   3,368
                                                                  ==============          ==============

                                                                         THE OAKMARK SELECT FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $    4,018,416          $    8,224,650
    Net realized loss on investments                                 (29,674,087)            (46,951,440)
    Net change in unrealized appreciation (depreciation)
      of investments                                                (635,685,201)            564,071,103
                                                                  --------------          --------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (661,340,872)            525,344,313

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                    (8,379,997)             (7,393,194)
    Net investment income--Class II                                            0                 (21,608)
    Net realized gain--Class I                                                 0            (117,459,365)
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (8,379,997)           (124,874,167)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             1,260,687,129           2,438,122,791
    Proceeds from shares sold--Class II                               74,250,948              33,209,296
    Reinvestment of distributions--Class I                             7,956,922             121,465,993
    Payments for shares redeemed, net of fees--Class I            (1,056,777,332)           (569,095,434)
    Payments for shares redeemed, net of fees--Class II              (31,085,298)             (6,168,435)
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   255,032,369           2,017,534,211
                                                                  --------------          --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (414,688,500)          2,418,004,357
    NET ASSETS:
    Beginning of period                                            4,196,740,831           1,778,736,474
                                                                  --------------          --------------
    End of period                                                 $3,782,052,331          $4,196,740,831
                                                                  ==============          ==============
    Undistributed net investment income                           $    3,596,452          $    7,958,033
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       47,211,312              99,937,364
    Shares issued in reinvestment of dividends                           299,856               5,902,071
    Less shares redeemed                                             (41,080,996)            (23,316,445)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 6,430,172              82,522,990
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                        2,801,878               1,337,637
    Shares issued in reinvestment of dividends                                 0                   5,804
    Less shares redeemed                                              (1,223,864)               (250,564)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 1,578,014               1,092,877
                                                                  ==============          ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        THE OAKMARK SMALL CAP FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                           $   (2,748,950)         $     (710,637)
    Net realized gain on investments                                     325,855               1,334,090
    Net change in unrealized appreciation (depreciation)
      of investments                                                 (51,515,515)            (10,475,705)
                                                                  --------------          --------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                       (53,938,610)             (9,852,252)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain--Class I                                                 0              (8,165,109)
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        0              (8,165,109)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                               326,865,529             133,704,823
    Proceeds from shares sold--Class II                                  777,070                       0
    Reinvestment of distributions--Class I                                     0               8,045,937
    Payments for shares redeemed, net of fees--Class I              (180,818,640)           (107,824,806)
    Payments for shares redeemed, net of fees--Class II                 (103,465)                      0
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   146,720,494              33,925,954
                                                                  --------------          --------------

TOTAL INCREASE IN NET ASSETS                                          92,781,884              15,908,593
    NET ASSETS:
    Beginning of period                                              264,612,205             248,703,612
                                                                  --------------          --------------
    End of period                                                 $  357,394,089          $  264,612,205
                                                                  ==============          ==============
    Undistributed net investment income (loss)                    $     (150,509)         $            0
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       17,912,470               8,459,269
    Shares issued in reinvestment of dividends                                 0                 585,160
    Less shares redeemed                                             (10,773,500)             (7,348,265)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 7,138,970               1,696,164
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                           44,265                       0
    Shares issued in reinvestment of dividends                                 0                       0
    Less shares redeemed                                                  (6,291)                      0
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                    37,974                       0
                                                                  ==============          ==============

                                                                    THE OAKMARK EQUITY AND INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $   28,439,569          $   5,055,874
    Net realized gain (loss) on investments                          (81,982,611)             1,909,621
    Net realized loss on foreign currency transactions                    (2,938)                  (518)
    Net change in unrealized appreciation (depreciation)
      of investments                                                (107,419,745)            (5,101,055)
    Net change in unrealized appreciation
      (depreciation)--other                                                 (601)                     0
                                                                  --------------          -------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (160,966,326)             1,863,922

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                    (6,931,173)              (897,529)
    Net investment income--Class II                                      (90,128)                (7,433)
    Net realized gain--Class I                                        (1,870,660)            (3,733,470)
    Net realized gain--Class II                                          (33,869)                     0
                                                                  --------------          -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (8,925,830)            (4,638,432)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             2,457,322,254            682,515,057
    Proceeds from shares sold--Class II                              146,887,453              2,887,484
    Reinvestment of distributions--Class I                             8,525,720              4,457,698
    Reinvestment of distributions--Class II                               85,801                      0
    Payments for shares redeemed, net of fees--Class I              (683,906,125)          (118,553,466)
    Payments for shares redeemed, net of fees--Class II              (21,792,340)              (111,704)
                                                                  --------------          -------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                 1,907,122,763            571,195,069
                                                                  --------------          -------------

TOTAL INCREASE IN NET ASSETS                                       1,737,230,607            568,420,559
    NET ASSETS:
    Beginning of period                                              623,356,396             54,935,837
                                                                  --------------          -------------
    End of period                                                 $2,360,587,003          $ 623,356,396
                                                                  ==============          =============
    Undistributed net investment income                           $   25,964,233          $   5,004,490
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                      132,277,123             38,856,265
    Shares issued in reinvestment of dividends                           477,891                290,529
    Less shares redeemed                                             (37,783,411)            (6,913,372)
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                94,971,603             32,233,422
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                        7,935,953                167,044
    Shares issued in reinvestment of dividends                             4,809                  2,544
    Less shares redeemed                                              (1,205,519)                (7,320)
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                 6,735,243                162,268
                                                                  ==============          =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                          THE OAKMARK GLOBAL FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment loss                                           $      (18,547)         $         (55)
    Net realized gain (loss) on investments                           (1,261,095)             1,479,943
    Net realized gain (loss) on foreign currency transactions            (37,184)                71,444
    Net change in unrealized appreciation (depreciation)
      of investments and foreign currencies                          (30,244,164)            (4,901,265)
    Net change in unrealized appreciation (depreciation)
      of forward currency exchange contracts                                   0                (76,462)
    Net change in unrealized appreciation
      (depreciation)--other                                               18,109                  1,700
                                                                  --------------          -------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                       (31,542,881)            (3,424,695)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                       (11,774)              (435,138)
    Net investment income--Class II                                          (61)                     0
    Net realized gain--Class I                                        (1,361,493)              (129,934)
    Net realized gain--Class II                                           (7,099)                     0
                                                                  --------------          -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (1,380,427)              (565,072)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                               228,014,650             42,948,303
    Proceeds from shares sold--Class II                                  754,996                      0
    Reinvestment of distributions--Class I                             1,321,517                560,498
    Payments for shares redeemed, net of fees--Class I               (69,082,440)           (18,542,262)
    Payments for shares redeemed, net of fees--Class II                  (75,625)                     0
                                                                  --------------          -------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   160,933,098             24,966,539
                                                                  --------------          -------------

TOTAL INCREASE IN NET ASSETS                                         128,009,790             20,976,772
    NET ASSETS:
    Beginning of period                                               48,204,011             27,227,239
                                                                  --------------          -------------
    End of period                                                 $  176,213,801          $  48,204,011
                                                                  ==============          =============
    Undistributed net investment loss                             $     (131,833)         $    (159,043)
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       16,329,528              3,516,235
    Shares issued in reinvestment of dividends                           108,677                 52,629
    Less shares redeemed                                              (5,343,294)            (1,614,181)
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                11,094,911              1,954,683
                                                                  ==============          =============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                           61,020                      0
    Less shares redeemed                                                  (6,528)                     0
                                                                  --------------          -------------
    NET INCREASE IN SHARES OUTSTANDING                                    54,492                      0
                                                                  ==============          =============

                                                                      THE OAKMARK INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                         $   16,380,565          $   11,508,911
    Net realized loss on investments                                  (2,111,019)            (13,334,222)
    Net realized gain (loss) on foreign currency transactions           (744,096)              2,323,657
    Net change in unrealized appreciation (depreciation)
      of investments and foreign currencies                         (199,327,235)           (118,037,625)
    Net change in unrealized appreciation (depreciation)
      of forward currency exchange contracts                                   0              (2,048,003)
    Net change in unrealized appreciation
      (depreciation)--other                                             (155,750)                169,583
                                                                  --------------          --------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                      (185,957,535)           (119,417,699)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                   (10,170,790)            (24,851,611)
    Net investment income--Class II                                      (76,332)                 (3,245)
    Net realized gain--Class I                                                 0             (24,703,666)
                                                                  --------------          --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (10,247,122)            (49,558,522)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                             1,172,930,611             282,295,504
    Proceeds from shares sold--Class II                               71,056,423               2,588,328
    Reinvestment of distributions--Class I                             9,816,822              47,893,421
    Reinvestment of distributions--Class II                                1,669                       0
    Payments for shares redeemed, net of fees--Class I              (339,595,271)           (205,510,100)
    Payments for shares redeemed, net of fees--Class II              (16,218,827)               (327,974)
                                                                  --------------          --------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   897,991,427             126,939,179
                                                                  --------------          --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              701,786,770             (42,037,042)
    NET ASSETS:
    Beginning of period                                              740,476,924             782,513,966
                                                                  --------------          --------------
    End of period                                                 $1,442,263,694          $  740,476,924
                                                                  ==============          ==============
    Undistributed net investment income                           $   15,418,278          $    9,923,928
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       78,310,031              18,753,874
    Shares issued in reinvestment of dividends                           726,633               3,302,548
    Less shares redeemed                                             (23,511,785)            (13,850,522)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                55,524,879               8,205,900
                                                                  ==============          ==============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                        4,928,274                 172,064
    Shares issued in reinvestment of dividends                               124                     446
    Less shares redeemed                                              (1,088,826)                (23,339)
                                                                  --------------          --------------
    NET INCREASE IN SHARES OUTSTANDING                                 3,839,572                 149,171
                                                                  ==============          ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 THE OAKMARK INTERNATIONAL SMALL CAP FUND
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED              YEAR ENDED
                                                                SEPTEMBER 30, 2002      SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                           $  4,016,566          $  1,844,218
    Net realized gain on investments                                  12,083,383             1,136,757
    Net realized gain (loss) on foreign currency transactions            (31,834)              591,541
    Net change in unrealized appreciation (depreciation)
      of investments and foreign currencies                          (70,664,400)          (12,360,111)
    Net change in unrealized appreciation (depreciation)
      of forward currency exchange contracts                                   0              (289,441)
    Net change in unrealized appreciation
      (depreciation)--other                                               21,128                28,453
                                                                    ------------          ------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS                       (54,575,157)           (9,048,583)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income--Class I                                    (2,120,585)           (2,566,080)
    Net investment income--Class II                                         (921)                    0
    Net realized gain--Class I                                        (1,891,258)           (3,663,064)
    Net realized gain--Class II                                           (1,136)                    0
                                                                    ------------          ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (4,013,900)           (6,229,144)

FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold--Class I                               428,499,905            72,931,617
    Proceeds from shares sold--Class II                                  333,324                39,964
    Reinvestment of distributions--Class I                             3,875,545             6,071,794
    Payments for shares redeemed, net of fees--Class I              (134,986,731)          (35,203,678)
    Payments for shares redeemed, net of fees--Class II                  (34,570)                    0
                                                                    ------------          ------------
    NET INCREASE IN NET ASSETS FROM FUND SHARE
      TRANSACTIONS                                                   297,687,473            43,839,697
                                                                    ------------          ------------

TOTAL INCREASE IN NET ASSETS                                         239,098,416            28,561,970
    NET ASSETS:
    Beginning of period                                              118,907,752            90,345,782
                                                                    ------------          ------------
    End of period                                                   $358,006,168          $118,907,752
                                                                    ============          ============
    Undistributed net investment income                             $  2,936,581          $  1,922,975
                                                                    ============          ============
    FUND SHARE TRANSACTIONS--CLASS I:
    Shares sold                                                       34,412,757             6,676,464
    Shares issued in reinvestment of dividends                           375,172               588,352
    Less shares redeemed                                             (11,505,764)           (3,225,816)
                                                                    ------------          ------------
    NET INCREASE IN SHARES OUTSTANDING                                23,282,165             4,039,000
                                                                    ============          ============
    FUND SHARE TRANSACTIONS--CLASS II:
    Shares sold                                                           27,354                 3,688
    Less shares redeemed                                                  (2,766)                    0
                                                                    ------------          ------------
    NET INCREASE IN SHARES OUTSTANDING                                    24,588                 3,688
                                                                    ============          ============

THE OAKMARK FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE --

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

SECURITY VALUATION --

Investments are stated at value. Securities traded on securities exchanges, securities traded on the NASDAQ National Market, and over-the-counter securities are valued at the last sales price on the day of valuation, or if there are no reported sales that day, at the most recent bid quotation. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase shall be valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis, which approximates market value. Options are valued at the last reported sale price on the day of valuation, or if there are no reported sales that day, at the mean of the most recent bid and ask quotations. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS --

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for securities sold are included with the net realized gain or loss from securities.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 2002, the Equity and Income, Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation) - other includes the following components:

                               EQUITY AND                                INT'L
                                 INCOME      GLOBAL   INTERNATIONAL    SMALL CAP
--------------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and dividend
   reclaims receivable            $(601)     $ 4,181     $ 110,055      $18,659

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                              0       14,113      (276,462)       5,237
                                  -----      -------     ---------      -------
   Net Unrealized
     appreciation
     (depreciation) - Other       $(601)     $18,294     $(166,407)     $23,896
                                  =====      =======     =========      =======

SECURITY TRANSACTIONS AND INVESTMENT INCOME --

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

FORWARD FOREIGN CURRENCY CONTRACTS --

The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At September 30, 2002, the Funds had no forward foreign currency contracts outstanding.

DISTRIBUTIONS TO SHAREHOLDERS --

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss). These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize tax basis earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS --

The Funds have an unsecured line of credit with Investors Bank & Trust. It is a committed line of $250 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. For the year ended September 30, 2002, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS --

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2002, Oakmark, Select, Small Cap, Equity and Income, and Global wrote option contracts. At September 30, 2002, Equity and Income had outstanding option contracts. Portfolio securities valued at $2,567,880 were being held in escrow by the custodian as cover for options written by Equity and Income.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

FUND                ADVISORY FEES                            FUND                        ADVISORY FEES
----------------------------------------------------------------------------------------------------------------
Oakmark Fund        1.00% up to $2 billion;                  Equity and Income Fund      0.75%
                    0.90% on the next $1 billion;
                    0.80% on the next $2 billion; and
                    0.75% over $5 billion

Select Fund         1.00% up to $1 billion;                  Global Fund                 1.00%
                    0.95% on the next $500 million;
                    0.90% on the next $500 million;          International Fund          1.00% up to $2 billion;
                    0.85% on the next $500 million;                                      0.95% on the next
                    0.80% on the next $2.5 billion; and                                  $1 billion; and
                    0.75% over $5 billion                                                0.85% over $3 billion

Small Cap Fund      1.00%                                    International Small         1.25% up to $500
                                                             Cap Fund                    million; and 1.10%
                                                                                         over $500 million

The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses are greater than 1.0% for Class I shares of the Equity and Income Fund, and greater than 1.5% for Class I shares of all other domestic funds; are greater than 1.75% for Class I shares of the Global Fund, and greater than 2.0% for Class I shares of all other international funds; are greater than 1.25% for Class II shares of the Equity and Income Fund, and greater than 1.75% for Class II shares of all other domestic funds; are greater than 2.0% for Class II shares of the Global Fund, and greater than 2.25% for Class II shares of all other international funds.

During the year ended September 30, 2002, the Funds incurred brokerage commissions, including commissions paid to affiliates of the Adviser, as follows:

     FUND                    TOTAL COMMISSIONS    COMMISSIONS PAID TO AFFILIATES
     ---------------------------------------------------------------------------
     Oakmark                     $6,780,742                  $1,944,252
     Select                       7,103,318                   1,010,280
     Small Cap                      653,247                      68,113
     Equity and Income            4,727,959                     787,956
     Global                         896,230                     194,583
     International                3,824,992                           0
     Int'l Small Cap              1,711,855                           0

CDC IXIS Asset Management Services Co., an affiliate of the adviser, provides transfer agent services to the Funds. During the year ended September 30, 2002, the Funds incurred the following transfer agent expenses:

     FUND                                               TRANSFER AGENT FEES
     ---------------------------------------------------------------------------
     Oakmark                                                 $2,598,857
     Select                                                   1,837,559
     Small Cap                                                  400,097
     Equity and Income                                          704,717
     Global                                                     188,437
     International                                              753,702
     Int'l Small Cap                                            178,248

The Funds' independent Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                            COST OF INVESTMENTS                                            NET UNREALIZED
                            FOR FEDERAL INCOME    GROSS UNREALIZED    GROSS UNREALIZED      APPRECIATION
     FUND                      TAX PURPOSES         APPRECIATION       (DEPRECIATION)      (DEPRECIATION)
     -----------------------------------------------------------------------------------------------------
     Oakmark                   $3,652,370,429        $247,594,858       $(595,291,371)     $(347,696,513)
     Select                     3,653,927,245         692,943,112        (580,754,209)       112,188,903
     Small Cap                    415,921,249          50,149,302        (108,633,643)       (58,484,339)
     Equity and Income          2,446,194,767          92,373,384        (198,160,836)      (105,787,452)
     Global                       207,674,350           8,586,205         (41,519,093)       (32,932,888)
     International              1,820,971,241         107,877,031        (471,953,223)      (364,076,192)
     Int'l Small Cap              445,238,103          12,236,363        (102,802,819)       (90,566,456)

As of September 30, 2002, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

                                            NET CAPITAL LOSS         YEARS OF
     FUND                                       CARRYOVER           EXPIRATION
     ---------------------------------------------------------------------------
     Oakmark                                  $165,547,384           2008-2010
     Select                                     49,038,583           2009-2010
     Equity and Income                           3,347,886           2010
     Global                                        463,447           2010
     International                              14,901,531           2010

For the year ended September 30, 2002, the Funds have elected to defer to October 1, 2002 Post October capital losses of:

     FUND                                                             AMOUNT
     ---------------------------------------------------------------------------
     Oakmark                                                        $22,576,461
     Select                                                          24,174,966
     Small Cap                                                          497,018
     Equity and Income                                               78,012,684
     Global                                                             662,686

For the year ended September 30, 2002, Global has elected to defer to October 1, 2002 Post October currency losses of $28,715.

At September 30, 2002, the components of distributable earnings (excluding unrealized (depreciation) disclosed below) on a tax basis were as follows:

                                 UNDISTRIBUTED      UNDISTRIBUTED LONG-   TOTAL DISTRIBUTABLE
     FUND                        ORDINARY INCOME         TERM GAIN             EARNINGS
     ----------------------------------------------------------------------------------------
     Oakmark                         $13,888,257      $            0         $13,888,257
     Select                            3,909,462                   0           3,909,462
     Equity and Income                25,952,231                   0          25,952,231
     International                    15,610,363                   0          15,610,363
     Int'l Small Cap                   3,056,360           9,044,095          12,100,455

Pursuant to Section 852 of the Internal Revenue Code, Int'l Small Cap designates $11,433,302 as capital gain dividends for the year ended September 30, 2002.

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2002 qualified for the dividends received deduction, as follows:

     FUND
     ---------------------------------------------------------------------------
     Oakmark                                                           100.00%
     Select                                                            100.00%
     Equity and Income                                                  48.23%
     Global                                                             49.97%

International and Int'l Small Cap paid qualifying foreign taxes of $2,971,519 and $1,023,528 and earned $34,394,608 and $9,853,898 foreign source income during the year ended September 30, 2002, respectively. Pursuant to Section 853 of the Internal revenue Code, International and Int'l Small Cap designated $0.02507 and $0.02908 per share as foreign taxes paid and $0.29017 and $0.27993 per share as income earned from foreign sources for the year ended September 30, 2002, respectively.

During the year ended September 30, 2002, the tax character of distributions paid was as follows:

                                  DISTRIBUTIONS PAID          DISTRIBUTIONS PAID
                                     FROM ORDINARY              FROM LONG-TERM
     FUND                               INCOME                   CAPITAL GAIN
     ---------------------------------------------------------------------------
     Oakmark                          $19,630,625                 $        0
     Select                             8,379,997                          0
     Equity and Income                  7,028,935                  1,896,895
     Global                                11,596                  1,361,554
     International                     10,247,122                          0
     Int'l Small Cap                    4,821,309                  2,389,207

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                             EQUITY &                                   INT'L
                                     OAKMARK       SELECT       SMALL CAP     INCOME      GLOBAL     INTERNATIONAL    SMALL CAP
     -------------------------------------------------------------------------------------------------------------------------------
     Purchases at cost              $2,294,297   $1,691,592      $231,562    $2,583,815   $269,893     $1,156,420      $413,133
     Proceeds from sales             1,471,091    1,364,181        81,723     1,007,679    110,669        278,168       123,782

Purchases at cost and proceeds from sales of long-term U.S. Government securities during the year ended September 30, 2002 were $386,583 and $107,684, respectively for Equity and Income.

Transactions in options written during the year ended September 30, 2002 were as follows:

                                                       OAKMARK                     SELECT                     SMALL CAP
                                                -------------------------------------------------------------------------------
                                                NUMBER OF    PREMIUMS       NUMBER OF    PREMIUMS      NUMBER OF     PREMIUMS
                                                CONTRACTS    RECEIVED       CONTRACTS    RECEIVED      CONTRACTS     RECEIVED
     --------------------------------------------------------------------------------------------------------------------------
     Options outstanding at
         September 30, 2001                            0    $         0            0    $         0           0    $         0
     Options written                             172,645     16,125,038      104,615     10,534,128       9,325      1,683,351
     Options terminated in closing
         purchase transactions                   (97,910)    (9,243,078)     (67,380)    (6,668,372)     (5,800)    (1,167,798)
     Options expired                             (50,745)    (5,804,083)     (25,389)    (3,500,703)     (3,325)      (413,956)
     Options exercised                           (23,990)    (1,077,877)     (11,846)      (365,053)       (200)      (101,597)
                                                 -------     ----------      -------    -----------      ------     ----------
     Options outstanding at
         September 30, 2002                            0    $         0            0    $         0           0    $         0

                                                                               EQUITY & INCOME                 GLOBAL
                                                                            ---------------------------------------------------
                                                                            NUMBER OF    PREMIUMS      NUMBER OF     PREMIUMS
                                                                            CONTRACTS    RECEIVED      CONTRACTS     RECEIVED
     --------------------------------------------------------------------------------------------------------------------------
     Options outstanding at September 30, 2001                                     0    $         0         450    $   141,020
     Options written                                                          49,964      5,314,503      26,135      3,011,740
     Options terminated in closing purchase transactions                     (30,549)    (3,674,211)    (24,925)    (2,852,310)
     Options expired                                                          (9,194)      (999,677)     (1,610)      (291,350)
     Options exercised                                                           (31)        (2,515)        (50)        (9,100)
                                                                             -------    -----------     -------     ----------
     Options outstanding at September 30, 2002                                10,190    $   638,100           0    $         0

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 2002, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                    MARKET VALUE
                                      PURCHASES          SALES       DIVIDEND      SEPTEMBER 30,
     AFFILIATES                        (COST)          PROCEEDS       INCOME           2002
     --------------------------------------------------------------------------------------------
     Dun & Bradstreet Corporation     $109,946,411     $ 3,432,695      $0           $178,848,893
     Toys 'R' Us, Inc.                 210,755,208      10,492,421       0            129,270,730
                                      ------------     -----------      --           ------------
     TOTALS                           $320,701,619     $13,925,116      $0           $308,119,623

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                                                                                   MARKET VALUE
                                                    PURCHASES                SALES               DIVIDEND          SEPTEMBER 30,
     AFFILIATES                                      (COST)                PROCEEDS               INCOME               2002
     -------------------------------------------------------------------------------------------------------------------------------
     Department 56, Inc.                             $10,772,852              $510,789              $0                $ 7,942,000
     Optimal Robotics Corp., Class A                   6,384,338               200,906               0                  5,833,140
     R.G. Barry Corporation                           10,857,418                31,219               0                  3,744,000
                                                     -----------              --------              --                -----------
     TOTALS                                          $28,014,608              $742,914              $0                $17,519,140

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                                                   MARKET VALUE
                                                    PURCHASES                SALES               DIVIDEND          SEPTEMBER 30,
     AFFILIATES                                      (COST)                PROCEEDS               INCOME               2002
     -------------------------------------------------------------------------------------------------------------------------------
     Chargeurs SA                                   $ 19,034,755           $         0            $1,216,916         $ 24,632,990
     Cordiant Communications Group plc                50,280,582             8,718,722                     0           14,630,031
     Enodis plc                                       53,457,790             8,846,818             5,650,112           26,095,013
     Fila Holding S.p.A                               83,867,401               205,149                     0            3,006,328
     Michael Page International plc                   17,905,974                     0               866,135           40,276,985
     Orbotech, Ltd.                                   17,949,095                     0                     0           27,157,700
                                                    ------------           -----------            ----------         ------------
     TOTALS                                         $242,495,597           $17,770,689            $7,733,163         $135,799,047

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INT'L SMALL CAP FUND

                                                                                                                   MARKET VALUE
                                                    PURCHASES                SALES               DIVIDEND          SEPTEMBER 30,
     AFFILIATES                                      (COST)                PROCEEDS               INCOME               2002
     -------------------------------------------------------------------------------------------------------------------------------
     Alaska Milk Corporation                         $ 3,024,829               $     0              $216,616          $ 1,997,430
     Banco Latinoamericano                            10,642,049                86,525                     0            2,375,386
     Mainfreight Limited                               6,734,113                     0               141,073            4,013,599
     Matichon Public Company Limited,
         Foreign Shares                                3,448,354                     0               163,123             2,733,15
     Pfeiffer Vacuum Technology AG                    10,695,295                     0               239,563            9,178,710
     Royal Daulton plc                                 8,302,272                     0                     0            1,755,889
                                                     -----------               -------              --------          -----------
     TOTALS                                          $42,846,912               $86,525              $760,375          $22,054,170

                         [OAKMARK FAMILY OF FUNDS LOGO]

                 (This page has been intentionally left blank.)

THE OAKMARK FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                               2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   32.01     $   26.95       $   34.37      $   33.54    $   41.21
Income From Investment Operations:
    Net Investment Income                                        0.12          0.07            0.49           0.36         0.47
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (3.85)         5.38           (2.91)          2.51        (1.73)
                                                            ---------      --------       ---------      ---------    ---------
    Total From Investment Operations:                           (3.73)         5.45           (2.42)          2.87        (1.26)
Less Distributions:
    Dividends (from net investment income)                      (0.20)        (0.39)          (0.26)         (0.44)       (0.40)
    Distributions (from capital gains)                           0.00          0.00           (4.74)         (1.60)       (6.01)
                                                            ---------      --------       ---------      ---------    ---------
    Total Distributions                                         (0.20)        (0.39)          (5.00)         (2.04)       (6.41)
                                                            ---------      --------       ---------      ---------    ---------
Net Asset Value, End of Period                              $   28.08      $  32.01       $   26.95      $   34.37    $   33.54
                                                            =========      ========       =========      =========    =========

Total Return                                                   (11.77)%       20.42%          (7.55)%         7.98%       (4.06)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $3,300.9      $3,109.1        $2,038.7       $4,772.8     $6,924.0
    Ratio of Expenses to Average Net Assets                      1.17%         1.15%           1.21%          1.11%        1.08%
    Ratio of Net Investment Income
    to Average Net Assets                                        0.38%         0.73%           1.42%          1.02%        1.22%
    Portfolio Turnover Rate                                        44%           57%             50%            13%          43%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      APRIL 5, 2001
                                                                        YEAR ENDED       THROUGH
                                                                       SEPTEMBER 30,  SEPTEMBER 30,
                                                                           2002         2001 (a)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 31.97        $32.09
    Net Investment Income                                                      0.16          0.05
    Net Gains or Losses on Securities (both realized and unrealized)          (3.92)        (0.17)
                                                                            -------        ------
    Total From Investment Operations:                                         (3.76)        (0.12)
Less Distributions:
    Dividends (from net investment income)                                    (0.17)         0.00
    Distributions (from capital gains)                                         0.00          0.00
                                                                            -------        ------
    Total Distributions                                                       (0.17)         0.00
                                                                            -------        ------
Net Asset Value, End of Period                                              $ 28.04        $31.97
                                                                            =======        ======
Total Return                                                                 (11.85)%       (0.37)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                    $  7.7         $ 0.1
    Ratio of Expenses to Average Net Assets                                    1.44%         1.32%*
    Ratio of Net Investment Income to Average Net Assets                       0.35%         0.46%*
    Portfolio Turnover Rate                                                      44%           57%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was April 5, 2001.

THE OAKMARK SELECT FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                           SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                               2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   25.20     $   21.45       $   20.92      $   16.76    $   16.34
Income From Investment Operations:
    Net Investment Income                                        0.02          0.03            0.13           0.19         0.03
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (3.50)         5.17            4.32           4.73         0.56
                                                            ---------     ---------       ---------      ---------    ---------
    Total From Investment Operations:                           (3.48)         5.20            4.45           4.92         0.59
Less Distributions:
    Dividends (from net investment income)                      (0.05)        (0.09)          (0.20)         (0.05)        0.00
    Distributions (from capital gains)                           0.00         (1.36)          (3.72)         (0.71)       (0.17)
                                                            ---------     ---------       ---------      ---------    ---------
    Total Distributions                                         (0.05)        (1.45)          (3.92)         (0.76)       (0.17)
                                                            ---------     ---------       ---------      ---------    ---------
Net Asset Value, End of Period                              $   21.67     $   25.20       $   21.45      $   20.92    $   16.76
                                                            =========     =========       =========      =========    =========
Total Return                                                   (13.85)%       25.75%          24.53%         30.07%        3.64%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $3,717.6      $4,161.4        $1,772.0       $1,638.9     $1,227.9
    Ratio of Expenses to Average Net Assets                      1.07%         1.08%           1.17%          1.16%        1.22%
    Ratio of Net Investment Income
    to Average Net Assets                                        0.09%         0.26%           0.76%          0.98%        0.17%
    Portfolio Turnover Rate                                        32%           21%             69%            67%          56%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   DECEMBER 31, 1999
                                                                        YEAR ENDED     YEAR ENDED       THROUGH
                                                                       SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                                           2002           2001         2000 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 25.10       $21.40          $18.42
    Net Investment Income (Loss)                                             (0.04)        0.00            0.10
    Net Gains or Losses on Securities (both realized and unrealized)         (3.50)        5.10            2.88
                                                                           -------       ------          ------
    Total From Investment Operations:                                        (3.54)        5.10            2.98
Less Distributions:
    Dividends (from net investment income)                                    0.00        (0.06)           0.00
    Distributions (from capital gains)                                        0.00        (1.34)           0.00
                                                                           -------       ------          ------
    Total Distributions                                                       0.00        (1.40)           0.00
                                                                           -------       ------          ------
Net Asset Value, End of Period                                             $ 21.56       $25.10          $21.40
                                                                           =======       ======          ======

Total Return                                                                (14.10)%      25.28%          16.18%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                   $ 64.4        $35.4           $ 6.8
    Ratio of Expenses to Average Net Assets                                   1.36%        1.40%           1.41%*
    Ratio of Net Investment Income (Loss) to Average Net Assets              (0.19)%      (0.08)%          0.59%*
    Portfolio Turnover Rate                                                     32%          21%             69%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was December 31, 1999.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 14.57       $ 15.10         $ 13.88        $ 12.63      $ 20.34
Income From Investment Operations:
    Net Investment Income (Loss)                              (0.11)         0.00            0.00           0.14        (0.12)
    Net Gains or Losses on Securities
    (both realized and unrealized)                            (0.36)        (0.02)           1.22           1.20        (4.73)
                                                            -------       -------         -------        -------      -------
    Total From Investment Operations:                         (0.47)        (0.02)           1.22           1.34        (4.85)
Less Distributions:
    Dividends (from net investment income)                     0.00          0.00            0.00           0.00         0.00
    Distributions (from capital gains)                         0.00         (0.51)           0.00          (0.09)       (2.86)
                                                            -------       -------         -------        -------      -------
Total Distributions                                            0.00         (0.51)           0.00          (0.09)       (2.86)
                                                            -------       -------         -------        -------      -------
Net Asset Value, End of Period                              $ 14.10       $ 14.57         $ 15.10        $ 13.88      $ 12.63
                                                            =======       =======         =======        =======      =======

Total Return                                                  (3.23)%        0.07%           8.79%         10.56%      (26.37)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $356.9        $264.6          $248.7         $437.1       $618.0
    Ratio of Expenses to Average Net Assets                    1.33%         1.27%           1.50%(a)       1.48%        1.45%
    Ratio of Net Investment Income (Loss)
    to Average Net Assets                                     (0.67)%       (0.28)%         (0.41)%(a)     (0.44)%      (0.40)%
    Portfolio Turnover Rate                                      22%           47%             28%            68%          34%

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                                  SEPTEMBER 30,
                                                                      2000
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                1.59%
Ratio of Net Income (Loss) to Average Net Assets                      (0.50)%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           APRIL 10, 2002
                                                                               THROUGH
                                                                            SEPTEMBER 30,
                                                                              2002 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $ 19.71
    Net Investment Income (Loss)                                                (0.20)(c)
    Net Gains or Losses on Securities (both realized and unrealized)            (5.42)
                                                                              -------
    Total From Investment Operations:                                           (5.62)
                                                                              -------
Net Asset Value, End of Period                                                $ 14.09
                                                                              =======

Total Return                                                                   (28.51)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                      $  0.5
    Ratio of Expenses to Average Net Assets                                      1.48%*
    Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.85)%*
    Portfolio Turnover Rate                                                     22%

* Data has been annualized.
(b) The date which Class II shares were first sold to the public was April 10, 2002.
(c)  Computed using average shares outstanding throughout the period.

THE OAKMARK EQUITY AND INCOME FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   17.45       $ 16.50         $ 15.68        $ 13.99      $ 14.49
Income From Investment Operations:
    Net Investment Income                                        0.33(a)       0.08            0.35           0.39         0.29
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (0.40)         2.11            2.28           1.72         0.04
                                                            ---------       -------         -------        -------      -------
    Total From Investment Operations:                           (0.07)         2.19            2.63           2.11         0.33
Less Distributions:
    Dividends (from net investment income)                      (0.16)        (0.24)          (0.45)         (0.21)       (0.24)
    Distributions (from capital gains)                          (0.04)        (1.00)          (1.36)         (0.21)       (0.59)
                                                            ---------       -------         -------        -------      -------
    Total Distributions                                         (0.20)        (1.24)          (1.81)         (0.42)       (0.83)
                                                            ---------       -------         -------        -------      -------
Net Asset Value, End of Period                              $   17.18       $ 17.45         $ 16.50        $ 15.68      $ 13.99
                                                            =========       =======         =======        =======      =======

Total Return                                                    (0.47)%       14.40%          18.51%         15.32%        2.57%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $2,241.9        $620.1          $ 54.5         $ 60.3       $ 57.7
    Ratio of Expenses to Average Net Assets                      0.96%         0.98%           1.24%          1.18%        1.31%
    Ratio of Net Investment Income
    to Average Net Assets                                        1.71%         2.07%           3.04%          2.65%        2.39%
    Portfolio Turnover Rate                                        73%          124%             87%            81%          46%

(a)  Computed using average shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       JULY 13, 2000
                                                                           YEAR ENDED    YEAR ENDED       THROUGH
                                                                          SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,
                                                                              2002          2001         2000 (b)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 17.40        $16.49          $15.51
    Net Investment Income                                                      0.30(c)       0.07            0.30
    Net Gains or Losses on Securities (both realized and unrealized)          (0.40)         2.08            0.68
                                                                            -------        ------          ------
    Total From Investment Operations:                                         (0.10)         2.15            0.98
Less Distributions:
    Dividends (from net investment income)                                    (0.11)        (0.24)           0.00
    Distributions (from capital gains)                                        (0.04)        (1.00)           0.00
                                                                            -------        ------          ------
    Total Distributions                                                       (0.15)        (1.24)           0.00
                                                                            -------        ------          ------
Net Asset Value, End of Period                                              $ 17.15        $17.40          $16.49
                                                                            =======        ======          ======
Total Return                                                                  (0.60)%       14.07%           6.32%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                    $118.7         $ 3.3           $ 0.4
    Ratio of Expenses to Average Net Assets                                    1.20%         1.23%           1.32%*
    Ratio of Net Investment Income to Average Net Assets                       1.50%         1.95%           2.59%*
    Portfolio Turnover Rate                                                      73%          124%             87%

* Data has been annualized.
(b) The date which Class II shares were first sold to the public was July 13, 2000.
(c)  Computed using average shares outstanding throughout the period.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                            AUGUST 4, 1999
                                                           YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                          SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                              2002             2001             2000           1999 (a)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 10.83           $ 10.91         $  9.18        $ 10.00
Income From Investment Operations:
    Net Investment Income (Loss)                               0.00(b)(c)        0.03            0.11           0.01
    Net Gains or Losses on Securities
    (both realized and unrealized)                             0.76(d)           0.12            1.63          (0.83)
                                                            -------           -------         -------        -------
    Total From Investment Operations:                          0.76              0.15            1.74          (0.82)
Less Distributions:
    Dividends (from net investment income)                    (0.00)            (0.17)          (0.01)          0.00
    Distributions (from capital gains)                        (0.29)            (0.06)           0.00           0.00
                                                            -------           -------         -------        -------
    Total Distributions                                       (0.29)            (0.23)          (0.01)          0.00
                                                            -------           -------         -------        -------
Net Asset Value, End of Period                              $ 11.30           $ 10.83         $ 10.91        $  9.18
                                                            =======           =======         =======        =======

Total Return                                                   6.84%             1.37%          18.97%         (8.20)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $175.6            $ 48.2          $ 27.2         $ 24.0
    Ratio of Expenses to Average Net Assets                    1.55%             1.75%(e)        1.75%(e)       1.75%*(e)
    Ratio of Net Investment Income (Loss)
    to Average Net Assets                                     (0.01)%            0.00(e)         0.54%(e)       0.98%*(e)
    Portfolio Turnover Rate                                      86%              114%            147%             7%

* Data has been annualized.
(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b)  Amount rounds to less than $(0.01) per share.
(c)  Computed using average shares outstanding throughout the period.
(d) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.
(e) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                            2001           2000           1999
---------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                     1.80%          1.96%          2.22%*
Ratio of Net Income (Loss) to Average Net Assets           (0.05)%         0.34%          0.51%*

THE OAKMARK GLOBAL FUND
FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            OCTOBER 10, 2001
                                                                                THROUGH
                                                                              SEPTEMBER 30,
                                                                                2002 (a)
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                             $11.25
    Net Investment Income (Loss)                                                  (0.03)
    Net Gains or Losses on Securities (both realized and unrealized)               0.31(b)
                                                                                 ------
    Total From Investment Operations:                                              0.28
Less Distributions:
    Dividends (from net investment income)                                        (0.00)
    Distributions (from capital gains)                                            (0.29)
                                                                                 ------
    Total Distributions                                                           (0.29)
                                                                                 ------
Net Asset Value, End of Period                                                   $11.24
                                                                                 ======
Total Return                                                                       2.31%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                         $ 0.6
    Ratio of Expenses to Average Net Assets                                        1.86%*
    Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.26)%*
    Portfolio Turnover Rate                                                          86%

* Data has been annualized.
(a) The date which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $   12.51     $  15.40        $  13.95       $  10.42     $  18.77
Income From Investment Operations:
    Net Investment Income (Loss)                                 0.14         0.20            1.02          (0.34)        0.41
    Net Gains or Losses on Securities
    (both realized and unrealized)                              (0.31)       (2.07)           0.92           4.89        (5.32)
                                                            ---------     --------        --------       --------     --------
    Total From Investment Operations:                           (0.17)       (1.87)           1.94           4.55        (4.91)
Less Distributions:
    Dividends (from net investment income)                      (0.17)       (0.51)          (0.49)         (0.24)       (0.58)
    Distributions (from capital gains)                           0.00        (0.51)           0.00          (0.78)       (2.86)
                                                            ---------     --------        --------       --------     --------
    Total Distributions                                         (0.17)       (1.02)          (0.49)         (1.02)       (3.44)
                                                            ---------     --------        --------       --------     --------
Net Asset Value, End of Period                              $   12.17     $  12.51        $  15.40       $  13.95     $  10.42
                                                            =========     ========        ========       ========     ========

Total Return                                                    (1.53)%     (13.10)%         14.27%         46.41%      (29.90)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $1,393.8      $ 738.5         $ 782.4        $ 811.1      $ 756.1
    Ratio of Expenses to Average Net Assets                      1.31%        1.30%           1.30%          1.29%        1.32%
    Ratio of Net Investment Income (Loss)
    to Average Net Assets                                        1.34%        1.40%           1.87%          1.94%        1.95%
    Portfolio Turnover Rate                                        24%          58%             64%            54%          43%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                 NOVEMBER 4, 1999
                                                                      YEAR ENDED     YEAR ENDED       THROUGH
                                                                     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                                         2002           2001         2000 (a)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $ 12.47       $ 15.37         $ 14.36
    Net Investment Income                                                  0.15          0.17            0.96
    Net Gains or Losses on Securities (both realized and unrealized)      (0.37)        (2.10)           0.54
                                                                        -------       -------         -------
    Total From Investment Operations:                                     (0.22)        (1.93)           1.50
Less Distributions:
    Dividends (from net investment income)                                (0.12)        (0.49)          (0.49)
    Distributions (from capital gains)                                     0.00         (0.48)           0.00
                                                                        -------       -------         -------
    Total Distributions                                                   (0.12)        (0.97)          (0.49)
                                                                        -------       -------         -------
Net Asset Value, End of Period                                          $ 12.13       $ 12.47         $ 15.37
                                                                        =======       =======         =======

Total Return                                                              (1.76)%      (13.44)%         10.79%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                $ 48.5        $  1.9          $  0.1
    Ratio of Expenses to Average Net Assets                                1.58%         1.64%           1.50%*
    Ratio of Net Investment Income to Average Net Assets                   1.33%         0.62%           1.98%*
    Portfolio Turnover Rate                                                  24%           58%             64%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was November 4, 1999.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS-CLASS I
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                              2002          2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 10.00       $ 11.51         $ 12.64        $  6.89      $ 12.20
Income From Investment Operations:
    Net Investment Income                                      0.11          0.13            0.23           0.24         0.18
    Net Gains or Losses on Securities
    (both realized and unrealized)                             0.36(a)      (0.81)          (0.66)          5.71        (4.09)
                                                            -------       -------         -------        -------      -------
    Total From Investment Operations:                          0.47         (0.68)          (0.43)          5.95        (3.91)
Less Distributions:
    Dividends (from net investment income)                    (0.16)        (0.34)          (0.11)         (0.20)       (0.06)
    Distributions (from capital gains)                        (0.14)        (0.49)          (0.59)          0.00        (1.34)
                                                            -------       -------         -------        -------      -------
    Total Distributions                                       (0.30)        (0.83)          (0.70)         (0.20)       (1.40)
                                                            -------       -------         -------        -------      -------
Net Asset Value, End of Period                              $ 10.17       $ 10.00         $ 11.51        $ 12.64      $  6.89
                                                            =======       =======         =======        =======      =======

Total Return                                                   4.68%        (6.18)%         (3.44)%        88.02%      (35.20)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                    $357.7        $118.9          $ 90.3         $155.4       $ 51.8
    Ratio of Expenses to Average Net Assets                    1.64%         1.74%           1.77%          1.79%        1.96%
    Ratio of Net Investment Income
    to Average Net Assets                                      1.28%         1.83%           1.99%          2.31%        2.17%
    Portfolio Turnover Rate                                      42%           49%             40%           126%          69%

FINANCIAL HIGHLIGHTS-CLASS II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                           JANUARY 8, 2001
                                                                           YEAR ENDED          THROUGH
                                                                          SEPTEMBER 30,     SEPTEMBER 30,
                                                                              2002            2001 (b)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $ 9.97             $10.73
    Net Investment Income                                                        0.13(c)            0.15
    Net Gains or Losses on Securities (both realized and unrealized)             0.30(c)(d)        (0.91)
                                                                               ------             ------
    Total From Investment Operations:                                            0.43              (0.76)
Less Distributions:
    Dividends (from net investment income)                                      (0.12)              0.00
    Distributions (from capital gains)                                          (0.14)              0.00
                                                                               ------             ------
    Total Distributions                                                         (0.26)              0.00
                                                                               ------             ------
Net Asset Value, End of Period                                                 $10.14             $ 9.97
                                                                               ======             ======

Total Return                                                                     4.25%             (7.08)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                       $ 0.3              $ 0.0
    Ratio of Expenses to Average Net Assets                                      1.87%              1.97%*
    Ratio of Net Investment Income to Average Net Assets                         1.06%              1.76%*
    Portfolio Turnover Rate                                                        42%                49%

* Data has been annualized.
(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.
(b) The date which Class II shares were first sold to the public was January 8, 2001.
(c)  Computed using average shares outstanding throughout the period.
(d) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF HARRIS
ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES, INCLUDING THE SCHEDULES OF INVESTMENTS, OF HARRIS ASSOCIATES INVESTMENT TRUST COMPRISING THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (COLLECTIVELY, THE "FUNDS") AS OF SEPTEMBER 30, 2002, AND THE RELATED STATEMENTS OF OPERATIONS, CHANGES IN NET ASSETS AND FINANCIAL HIGHLIGHTS FOR THE YEAR THEN ENDED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS. THE FUNDS' FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR THE PERIODS ENDED PRIOR TO SEPTEMBER 30, 2002, WERE AUDITED BY OTHER AUDITORS WHO HAVE CEASED OPERATIONS. THOSE AUDITORS EXPRESSED AN UNQUALIFIED OPINION ON THOSE STATEMENTS AND FINANCIAL HIGHLIGHTS IN THEIR REPORT DATED OCTOBER 26, 2001.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2002, BY CORRESPONDENCE WITH THE FUNDS' CUSTODIAN AND BROKERS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF EACH OF THE FUNDS AS OF SEPTEMBER 30, 2002, THE RESULTS OF THEIR OPERATIONS, THE CHANGES IN THEIR NET ASSETS, AND THEIR FINANCIAL HIGHLIGHTS FOR THE YEAR THEN ENDED, IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.

DELOITTE & TOUCHE LLP
Chicago, Illinois
October 25, 2002

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

1. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.

2. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

3. The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ.

4. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

5. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6. During the period since inception (8/4/99 - 9/30/02), IPOs contributed an annualized 2.71% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

7. The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

8. Book Value refers to a company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill.

9. The Price to Book Ratio is a stock's capitalization divided by its book value.


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10.  The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper.

11. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.

12. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper.

13. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

14. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

15. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations.

16. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper.

17. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper.

18. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.

19. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

20. The Lipper Global Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities throughout the world.

21. The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

22. The Morgan Stanley Small Cap World Ex US Index includes stocks having market capitalizations between $200-$800 million across 23 developed markets. This index is unmanaged and investors cannot actually make an investment in this index.

23. The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds.

24. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S.

25. Lipper, Inc. is an independent monitor of mutual fund performance. The Oakmark International Fund ranked #35 out of 816, #27 out of 404 and #4 out of 84 funds in the International Funds category for one, five and ten years, respectively, as of 9/30/02.

26. For funds at least three-years old, Morningstar calculates ratings based on a Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars. Overall Ratings are derived from a weighted-average of the performance figures associated with three-, five- and ten-year (if applicable) Morningstar metrics. The Oakmark International Fund was rated against the following numbers of U.S.-domiciled Foreign Stock funds over the following time periods: 630 funds in the last three years, 449 funds in the last five years, and 92 funds in the last ten years. With respect to these Foreign Stock funds, The Oakmark International Fund received a Morningstar Rating of 5 stars, 4 stars and 5 stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results.

27. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.


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THE OAKMARK FAMILY OF FUNDS
TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Family of Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of 65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

NAME AND AGE AT SEPTEMBER 30, 2002, POSITIONS HELD WITH THE TRUST, DATE FIRST
     ELECTED OR APPOINTED TO OFFICE, PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS, OTHER DIRECTORSHIPS HELD

TRUSTEE WHO IS AN "INTERESTED PERSON"*

Peter S. Voss, 55, Trustee, 1995
     President and Chief Executive Officer, CDC IXIS Asset Management North America, L.P., formerly known as Nvest Companies, L.P. and its predecessor firms (investment management); Director, Harris Associates, Inc. ("HAI"). Chairman of the Board, AEW Real Estate Income Fund (an closed-end investment company); Chairman of the Board and Chief Executive Officer, CDC Nvest Funds (an open-end investment company--14 portfolios).

TRUSTEES WHO ARE NOT "INTERESTED PERSONS"

Victor A. Morgenstern, 59, Trustee and Chairman of the Board of Trustees, 1991
     Chairman of the Board and Chief Executive Officer, Resolute Advisors (private investment management firm); Principal, Valor Equity Partners, LLC (private equity fund); formerly, Chairman of the Board, HAI, 1996-2000 and President and Chief Executive Officer, prior thereto; Chairman, Harris Partners, L.L.C., 1995-2000, Director, Bio-Sante Pharmaceuticals, Inc.

Michael J. Friduss, 60, Trustee, 1995
     Principal, MJ Friduss & Associates, Inc. (telecommunications consultants). None.

Thomas H. Hayden, 51, Trustee, 1995
     Executive Vice President, Campbell Mithun (advertising and marketing communication agency). None.

Christine M. Maki, 41, Trustee, 1996
     Vice President--Tax, Hyatt Corporation (hotels and resorts). None.


                                       79
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Allan J. Reich, 54, Trustee, 1993
     Vice Chairman of the law firm D'Ancona & Pflaum LLC. None.

Marv R. Rotter, 56, Trustee, 1996
     Senior Advisor to President and CEO of AXA Advisors, LLC (formerly named Rotter & Associates), since 1999, and General Manager, prior thereto (financial services firm). None.

Burton W. Ruder, 58, Trustee, 1995
     President, The Academy Financial Group (venture capital investment and transaction financing firm); Manager, Cedar Green Associates (real estate management firm). None.

Gary N. Wilner, M.D., 62, Trustee, 1993
     Senior Attending Physician, Evanston Hospital; Medical
     Director--CardioPulmonary Wellness Program, Evanston Hospital Corporation. None.

OFFICERS OF THE TRUST

James P. Benson, 45, Vice President and Portfolio Manager (The Oakmark Small Cap
     Fund), 2000
     Portfolio Manager and Analyst, Harris Associates L.P. ("HALP"), since 1997. None.

Henry R. Berghoef, 53, Vice President and Portfolio Manager (The Oakmark Select
     Fund), 2000
     Associate Director of Research, Portfolio Manager and Analyst, HALP. None.

Kevin G. Grant, 38, Vice President and Portfolio Manager (The Oakmark Fund),
     2000
     Portfolio Manager and Analyst, HALP. None.

David G. Herro, 41, Vice President and Portfolio Manager (The Oakmark
     International Fund and The Oak- mark International Small Cap Fund), 1992 Portfolio Manager and Analyst, HALP. None.

Gregory L. Jackson, 36, Vice President and Portfolio Manager (The Oakmark Global
     Fund), 2000
     Portfolio Manager and Analyst, HALP, since July 1998; Portfolio
     Manager and Analyst, Yacktman Asset Management Inc., prior thereto. None.

John J. Kane, 31, Assistant Treasurer, 1999
     Manager--Mutual Fund and Institutional Services, HALP. None.

Robert Levy, 52, President, 2001
     Director, President and Chief Executive Officer, HAI, since 1997; Chief Executive Officer, Harris Associates Securities L.P. ("HASLP"), since 1995; Chairman of the Board and Chief Investment Officer, since 2001, Chief Executive Officer, since 1997 and President, since 1996, HALP. None.

Clyde S. McGregor, 49, Vice President and Portfolio Manager (The Oakmark Small
     Cap Fund and The Oak- mark Equity and Income Fund), 1995
     Portfolio Manager and Analyst, HALP. None.

Anita M. Nagler, 46, Vice President, 2001
     Managing Director of Alternative & International Investing Group, HAI since 2001; formerly, Chief Operating Officer and Vice President, HAI, General Counsel, HALP, Chief Operating Officer and General Counsel, HASLP, 2000-2001; Chief Legal Officer, HASLP, prior thereto. None.


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

William C. Nygren, 43, Vice President and Portfolio Manager (The Oakmark Fund and The Oakmark Select Fund), 1996
     Portfolio Manager and Analyst, HALP; formerly, Director of Research, HALP, 1990-1998. None.

John R. Raitt, 47, Vice President, 2002
    Chief Operating Officer, HALP, since 2001; Director of Research, HALP since 1998; Associate Director of Research and Analyst, HALP, prior thereto. None.

Janet L. Reali, 51, Vice President and Secretary, 2001
     Vice President, General Counsel and Secretary, HALP, since 2001; formerly, Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. 1995-1999 (broker/dealer). None.

Ann W. Regan, 54, Vice President--Shareholder Operations and Assistant
     Secretary, 1996
     Director of Mutual Fund Operations, HALP. None.

Kristi L. Rowsell, 36, Treasurer, 2000
     Director, Chief Financial Officer and Treasurer, HAI; Chief Financial Officer, HALP and HASLP, since 1999; Assistant Treasurer, HALP, prior thereto. None.

Edward A. Studzinski, 53, Vice President and Portfolio Manager (The Oakmark
     Equity and Income Fund), 2000
     Portfolio Manager and Analyst, HALP. None.

Michael J. Welsh, 39, Vice President and Portfolio Manager (The Oakmark Global
     Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund), 1997
     Portfolio Manager and Analyst, HALP. None.


* Mr. Voss is a trustee who is an "interested person" of the Funds as defined in the Investment Company Act of 1940, because he is a director of HAI, the general partner and manager of HALP, the investment adviser to the Funds. Mr. Voss is also the President and Chief Executive Officer of CDC IXIS Asset Management North America, L.P. the parent company of HALP.

The business address of the officers and trustees is Two North LaSalle Street, #500, Chicago, Illinois 60602.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.


                                       81
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THE OAKMARK FAMILY OF FUNDS
INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR
INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS
IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.

[GRAPHIC]

INVEST
Managers select stocks from the approved list for their specific funds

APPROVED LIST
Securities available for investment

QUANTITATIVE AND QUALITATIVE RESEARCH
Rigorous analysis is performed to ensure that the stock meets our strict value standards

CRITERIA SCREENS
Managers and research team screen for stocks that are worth further consideration

UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
All stocks available for investment

BOTTOM-UP INVESTMENT PROCESS

                                       82
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THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.


                                       83
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                         [OAKMARK FAMILY OF FUNDS LOGO]

                 (This page has been intentionally left blank.)


                                       84
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THE OAKMARK FAMILY OF FUNDS

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT AUDITORS
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                  P.O. BOX 8510
                              BOSTON, MA 02266-8510

                         [OAKMARK FAMILY OF FUNDS LOGO]

                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: November 2002.